UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the December 31, 2007 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of four series: Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on February 15, 2008.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/07 SF AR       Printed on recycled paper

2007

Annual Report

December 31, 2007

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

Dodge & Cox Stock Fund reopened to new investors on February 4, 2008.

TO OUR SHAREHOLDERS

In last year’s annual letter to shareholders, we concluded that going forward, “outperforming the S&P 500 (Standard & Poor’s 500 Index) at all given this valuation landscape will be a formidable challenge.” Indeed, 2007 turned out to be the first year since 1999 in which the Fund underperformed the S&P 500. The Fund returned 0.1% in 2007 compared to 5.5% for the S&P 500. At year end, the Fund had net assets of $63.3 billion, including a cash position of 1.3%.

Longer-term results appear on page three. As you can see, over the past 20 years the Fund has returned an annualized 14.2% compared to 11.8% for the S&P 500. However, its year-to-year success has fluctuated—underperforming the S&P 500 in ten of those years and outperforming in ten. What has not changed over this period is our investment approach—a stable team of investment professionals analyzing company fundamentals in relationship to stock valuations over a three-to-five year investment horizon.

Beginning in the third quarter, equity market volatility increased dramatically as investors began digesting what has seemed like a constant stream of negative news regarding the U.S. housing market, the Financials sector and the broader economy. A long-term investment horizon is particularly important in the face of volatility. In our experience, some of the best investment opportunities are created during periods of uncertainty. What follows is a recap of the Fund’s relative performance and strategy in 2007, focusing on four areas—Technology, Health Care, Media and Financials.

TECHNOLOGY

From time to time, it matters as much what is not held in the portfolio as what is held. This was the case for the Information Technology sector in 2007. Four high valuation Information Technology stocks—Apple, Google, Intel and Microsoft—had extraordinary performance, and in fact represented nearly one-third of the S&P 500’s total return for the year. The S&P 500 Information Technology sector produced a total return of 17% last year, but excluding these four stocks, the sector return would have been 5%. Clearly, not owning these four companies detracted from relative performance. The Information Technology holdings in the Fund returned 4%. Motorola (down 21%) and EDS (down 24%) were particularly weak.

We tend to avoid high valuation technology companies which incorporate high investor expectations for continued growth and high net margins. Over a three-to-five year time frame, we believe the probability for disappointment is higher for these companies as increased competition and technological changes could erode their present positions. We prefer lower valuation technology companies as long as they have core competencies, established customer bases, adequate finances and a management that is working hard for their shareholders. At year end, the Fund had 19% of its value invested in Information Technology and other technology-related companies (e.g., Hewlett-Packard, Sony and Matsushita) with low valuations (i.e., price-to-sales ratios at 1.3 times or below).

HEALTH CARE

Health Care was also a weak sector of the Fund during 2007, as holdings finished the year flat while companies in the S&P 500 sector were up 7% collectively. Boston Scientific (down 20% from date of purchase), Cardinal Health (down 10%) and Pfizer (down 8%) were the largest detractors. We have increased the Fund’s exposure to Health Care stocks from 15% at the beginning of the year to 21% at year end (compared to 12% for the S&P 500). We continue to be especially attracted to pharmaceutical stocks. Concerns over patent expirations and regulatory factors have driven valuations down to some of their lowest levels in 15 years relative to the market. We believe that drug development and technological innovation in biosciences will continue longer term, while growth in the developing world is creating new consumers. We expect that the major pharmaceutical companies will continue to be the prime conduit between this technological progress and a growing global customer base. New positions in the Fund in 2007 include Amgen and Novartis. We also added significantly to the Fund’s investment in GlaxoSmithKline.

MEDIA

The Fund’s Media-related holdings (e.g., Comcast down 35%, Time Warner down 23% and Interpublic Group down 34%) also detracted from the Fund’s results in 2007. Comcast and Time Warner shares were buffeted by growth issues in their core cable television business

PAGE 1 ▪ DODGE & COX STOCK FUND

stemming from satellite TV and telephone company competition, and a weak housing market. In our opinion, Comcast and Time Warner have built durable business franchises providing service to a combined 37 million U.S. households. In addition, both companies are large scale competitors to the telephone companies in delivering broadband internet service and digital phone services, which when bundled with video, create a compelling “triple play” offering for consumers. Reflecting our long-term conviction, we added to both Comcast and Time Warner during 2007.

The Fund also has significant exposure to entertainment “content” through its holdings in News Corp., Liberty Media and the non-cable businesses of Time Warner. We believe that expansion in international markets and online media represents major growth opportunities for these companies. News Corp. and Time Warner also possess vast libraries of films and TV shows which can be re-distributed globally via digital formats. With media and cable TV companies now trading at historically low multiples of cash flow and earnings, we remain optimistic about the long-term prospects for these holdings in the Fund.

FINANCIALS

The past year was difficult for the Financials sector. Due to the widening perimeter of subprime mortgage problems, equity prices for many financial companies have declined significantly. In 2006 and early-2007, the rapid earnings growth for financial companies led us to be skeptical. By the end of 2006, we had lowered the Fund’s Financial weighting to 14% versus 22% for the S&P 500, and this lower weighting contributed positively to relative results last year. Now that valuations are significantly lower in this sector, we are researching new opportunities and have added to current holdings, including Wachovia and Capital One Financial. We also started new positions in American International Group and HSBC.

We believe our investment in Wachovia is a good example of finding opportunity in the face of investor uncertainty. Wachovia is the third largest bank in the U.S. (based on deposits) and has a strong presence in retail banking, brokerage and mortgage lending. While the company is not immune to the turmoil in subprime mortgages and the weaker housing environment, it has historically been a prudent lender (i.e., below average credit losses). Most of its mortgage operations were acquired through its purchase of Golden West Financial, which had a well earned reputation for conservative lending practices. Wachovia has relatively low exposure to many of the areas that are under stress in the current environment; the company’s presence in subprime lending, LBO financing, structured finance and hedge funds appears relatively modest, based on publicly available reports. We believe the long-term prospects for Wachovia appear attractive, especially at today’s valuation of about ten times expected 2008 earnings. Consequently, we have increased the Fund’s weighting in Wachovia to 3.3%; it was the Fund’s fourth largest holding at year end.

IN CLOSING

As valuations in the market and the Fund have dropped, our return outlook for the next three-to-five years has improved. At year end, the Fund’s forward price-to-earnings ratio was 12.9 times compared to 16.3 times for the S&P 500. We are finding attractive investment opportunities and have lowered the Fund’s cash position to 1.3%. We also remain encouraged about the long-term prospects for the global economy. Despite the turmoil during the last six months of 2007 and the market’s downturn thus far in 2008, the forces of technological innovation and free market economic principles are creating unprecedented wealth in the developing world and compelling investment opportunities for the patient investor. We will continue to work hard to uncover these potential opportunities and counsel you to have patience and take a long-term view of investing in general.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

February 14, 2008

DODGE & COX STOCK FUND ■	PAGE	2

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2007

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	0.14%	15.41%	11.43%	14.18%
S&P 500	5.51	12.82	5.91	11.81

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2007	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$933.80	$2.52
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.60	2.63
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX STOCK FUND

FUND INFORMATION	December 31, 2007

GENERAL INFORMATION
Net Asset Value Per Share	$138.26
Total Net Assets (billions)	$63.3
2007 Expense Ratio	0.52%
2007 Portfolio Turnover Rate	27%
30-Day SEC Yield(a)	1.33%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	85	500
Median Market Capitalization (billions)	$26	$13
Weighted Average Market Capitalization (billions)	$78	$109
Price-to-Earnings Ratio(b)	12.9x	16.3x
Foreign Stocks(c)	19.2%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Hewlett-Packard Co.	4.4%
Comcast Corp.	4.0
Wal-Mart Stores, Inc.	3.4
Wachovia Corp.	3.3
Sanofi-Aventis (France)	3.1
Sony Corp. (Japan)	3.0
News Corp.	3.0
Motorola, Inc.	3.0
Matsushita Electric Industrial Co., Ltd. (Japan)	2.9
Chevron Corp.	2.8

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Consumer Discretionary	21.6%	8.5%
Health Care	20.8	12.0
Information Technology	16.2	16.7
Financials	14.4	17.7
Energy	10.0	12.9
Industrials	6.1	11.5
Consumer Staples	4.4	10.2
Materials	3.8	3.3
Telecommunication Services	1.4	3.6
Utilities	0.0	3.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

DODGE & COX STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS	December 31, 2007

COMMON STOCKS: 98.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 21.6%
CONSUMER DURABLES & APPAREL: 6.3%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	90,921,597	$1,858,437,443
Nike, Inc., Class B	2,359,058	151,545,886
Sony Corp. ADR(b) (Japan)	35,113,600	1,906,668,480
Thomson ADR(b) (France)	5,987,300	83,941,946

		4,000,593,755
CONSUMER SERVICES: 1.2%
McDonald’s Corp.	13,124,400	773,158,404
MEDIA: 10.9%
Comcast Corp., Class A(a),(c)	138,558,560	2,530,079,306
EchoStar Communications Corp.(a)	7,442,570	280,733,740
Interpublic Group of Companies, Inc.(a),(c)	28,806,600	233,621,526
Liberty Capital, Series A(a)	1,486,360	173,146,076
Liberty Global, Inc., Series A(a)	962,207	37,708,892
Liberty Global, Inc., Series C(a)	1,569,340	57,422,151
News Corp., Class A	92,595,526	1,897,282,328
Time Warner, Inc.	101,353,000	1,673,338,030

		6,883,332,049
RETAILING: 3.2%
CarMax, Inc.(a)	6,800,400	134,307,900
Gap, Inc.	15,561,800	331,155,104
Genuine Parts Co.(c)	7,316,888	338,771,914
Home Depot, Inc.	22,702,400	611,602,656
Liberty Interactive, Series A(a)	17,458,075	333,100,071
Macy’s, Inc.	10,573,918	273,547,259

		2,022,484,904

		13,679,569,112
CONSUMER STAPLES: 4.4%
FOOD & STAPLES RETAILING: 3.8%
Wal-Mart Stores, Inc.	45,811,000	2,177,396,830
Walgreen Co.	6,911,875	263,204,200

		2,440,601,030
HOUSEHOLD & PERSONAL PRODUCTS: 0.6%
Avon Products, Inc.	8,970,200	354,592,006

		2,795,193,036
ENERGY: 10.0%
Baker Hughes, Inc.	11,077,205	898,361,325
Chevron Corp.	19,046,299	1,777,591,086
ConocoPhillips	10,206,700	901,251,610
Occidental Petroleum Corp.	14,481,400	1,114,922,986
Royal Dutch Shell PLC ADR(b) (United Kingdom)	9,137,864	758,442,712
Schlumberger, Ltd.	7,009,614	689,535,729
Spectra Energy Corp.	5,843,650	150,883,043

		6,290,988,491
FINANCIALS: 14.4%
BANKS: 4.8%
HSBC Holdings PLC(b) (United Kingdom)	7,401,000	619,537,710

	SHARES	VALUE
Wachovia Corp.	54,405,406	$2,069,037,590
Wells Fargo & Co.	11,336,500	342,248,935

		3,030,824,235
DIVERSIFIED FINANCIALS: 3.5%
Capital One Financial Corp.(c)	22,303,074	1,054,043,277
Citigroup, Inc.	23,252,300	684,547,712
Legg Mason, Inc.	4,350,200	318,217,130
SLM Corp.	7,201,100	145,030,154

		2,201,838,273
INSURANCE: 6.1%
Aegon NV(b) (Netherlands)	26,707,488	468,182,265
American International Group, Inc.	19,851,400	1,157,336,620
Chubb Corp.	10,550,300	575,835,374
Genworth Financial, Inc., Class A	7,895,000	200,927,750
Loews Corp.	6,977,200	351,232,248
The Travelers Companies, Inc.	21,032,150	1,131,529,670

		3,885,043,927

		9,117,706,435
HEALTH CARE: 20.8%
HEALTH CARE EQUIPMENT & SERVICES: 7.7%
Boston Scientific Corp.(a)	45,219,100	525,898,133
Cardinal Health, Inc.(c)	23,396,450	1,351,144,987
Covidien, Ltd.	16,019,200	709,490,368
Health Management Associates, Inc.(c)	15,307,700	91,540,046
UnitedHealth Group, Inc.	10,434,100	607,264,620
WellPoint, Inc.(a)	18,220,990	1,598,527,453

		4,883,865,607
PHARMACEUTICALS & BIOTECHNOLOGY: 13.1%
Amgen, Inc.(a)	4,500,200	208,989,288
Bristol-Myers Squibb Co.	15,529,395	411,839,556
GlaxoSmithKline PLC ADR(b) (United Kingdom)	31,420,700	1,583,289,073
Johnson & Johnson	4,571,750	304,935,725
Novartis AG ADR(b) (Switzerland)	29,573,700	1,606,147,647
Pfizer, Inc.	70,831,519	1,610,000,427
Sanofi-Aventis ADR(b) (France)	42,529,842	1,936,383,706
Wyeth	14,243,900	629,437,941

		8,291,023,363

		13,174,888,970
INDUSTRIALS: 6.1%
CAPITAL GOODS: 2.4%
General Electric Co.	18,468,400	684,623,588
Koninklijke Philips Electronics NV(b) (Netherlands)	5,552,800	237,382,200
Masco Corp.	12,914,000	279,071,540
Tyco International, Ltd.	7,568,800	300,102,920

		1,501,180,248
COMMERCIAL SERVICES & SUPPLIES: 0.4%
Pitney Bowes, Inc.	6,426,150	244,450,746

PAGE 5 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 3.3%
FedEx Corp.	12,040,250	$1,073,629,092
Union Pacific Corp.(c)	8,062,900	1,012,861,498

		2,086,490,590

		3,832,121,584
INFORMATION TECHNOLOGY: 16.2%
SOFTWARE & SERVICES: 4.3%
BMC Software, Inc.(a),(c)	10,602,400	377,869,536
Citrix Systems, Inc.(a)	7,219,622	274,417,832
Computer Sciences Corp.(a),(c)	11,677,300	577,676,031
Compuware Corp.(a),(c)	19,325,400	171,609,552
EBay, Inc.(a)	17,754,800	589,281,812
Electronic Data Systems Corp.(c)	34,224,100	709,465,593

		2,700,320,356
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.9%
Hewlett-Packard Co.	55,258,943	2,789,471,443
Hitachi, Ltd. ADR(b) (Japan)	10,342,600	756,457,764
Kyocera Corp. ADR(b) (Japan)	730,200	63,688,044
Maxim Integrated Products, Inc.	12,167,100	322,184,808
Molex, Inc.	6,200	169,260
Molex, Inc., Class A	7,761,782	203,902,013
Motorola, Inc.(c)	116,820,111	1,873,794,581
Sun Microsystems, Inc.(a)	5,843,888	105,949,689
Tyco Electronics, Ltd.	17,483,900	649,177,207
Xerox Corp.(c)	48,387,700	783,396,863

		7,548,191,672

		10,248,512,028
MATERIALS: 3.8%
Alcoa, Inc.	2,336,833	85,411,246
Cemex SAB de CV ADR(b) (Mexico)	11,124,091	287,557,752
Domtar Corp.(a)	16,401,200	126,125,228
Dow Chemical Co.	33,946,923	1,338,187,705
Nova Chemicals Corp.(b),(c) (Canada)	1,136,713	36,829,501
Rohm and Haas Co.	6,735,700	357,463,599
Vulcan Materials Co.	2,272,300	179,716,207

		2,411,291,238
TELECOMMUNICATION SERVICES: 1.4%
Sprint Nextel Corp.	68,591,289	900,603,625

		900,603,625

TOTAL COMMON STOCKS (Cost $51,684,214,046)		$62,450,874,519

SHORT-TERM INVESTMENTS: 0.5%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$58,546,005	$58,546,005

REPURCHASE AGREEMENT: 0.4%
Fixed Income Clearing Corporation(d) 3.75%, 1/2/08, maturity value $285,107,385	285,048,000	285,048,000

TOTAL SHORT-TERM INVESTMENTS (Cost $343,594,005)		343,594,005

TOTAL INVESTMENTS (Cost $52,027,808,051)	99.2%	62,794,468,524
OTHER ASSETS LESS LIABILITIES	0.8%	496,170,402

NET ASSETS	100.0%	$63,290,638,926

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 6 regarding holdings of 5% voting securities
(d)

Repurchase agreement is collateralized by Fannie Mae 2.50%, 6/15/08; Federal Home Loan Bank 4.30%-5.125%, 5/12/08-5/14/08; and Freddie Mac Discount Note 0.00%, 4/25/08. Total collateral value is $290,749,263.

ADR: American Depository Receipt

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007
ASSETS:
Investments, at value
Unaffiliated issuers (cost $42,362,847,265)	$53,040,227,226
Affiliated issuers (cost $9,664,960,786)	9,754,241,298

62,794,468,524
Receivable for investments sold	310,974,422
Receivable for Fund shares sold	395,027,799
Dividends and interest receivable	98,463,126
Prepaid expenses and other assets	345,009

63,599,278,880

LIABILITIES:
Payable for investments purchased	148,868,933
Payable for Fund shares redeemed	129,955,832
Management fees payable	27,280,201
Accrued expenses	2,534,988

308,639,954

NET ASSETS	$63,290,638,926

NET ASSETS CONSIST OF:
Paid in capital	$50,672,541,102
Undistributed net investment income	—
Undistributed net realized gain on investments	1,851,437,351
Net unrealized appreciation on investments	10,766,660,473

$63,290,638,926

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	457,758,907
Net asset value per share	$138.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $14,346,165)
Unaffiliated issuers	$1,033,660,947
Affiliated issuers	207,832,459
Interest	104,739,886

1,346,233,292

EXPENSES:
Management fees	344,516,929
Custody and fund accounting fees	887,758
Transfer agent fees	5,136,940
Professional services	172,790
Shareholder reports	3,604,062
Registration fees	560,168
Trustees’ fees	179,000
Miscellaneous	1,466,513

356,524,160

NET INVESTMENT INCOME	989,709,132

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	6,018,616,669
Affiliated issuers	976,581,370
Net change in unrealized appreciation	(7,782,329,189)

Net realized and unrealized loss	(787,131,150)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$202,577,982

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$989,709,132	$865,519,931
Net realized gain	6,995,198,039	3,209,367,265
Net change in unrealized appreciation	(7,782,329,189)	5,995,600,442

Net increase in net assets from operations	202,577,982	10,070,487,638

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,007,606,492)	(850,295,361)
Net realized gain	(5,606,655,304)	(2,847,558,997)

Total distributions	(6,614,261,796)	(3,697,854,358)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	8,202,384,871	10,571,607,422
Reinvestment of distributions	6,303,311,198	3,483,584,887
Cost of shares redeemed	(10,988,379,298)	(6,427,028,935)

Net increase from Fund share transactions	3,517,316,771	7,628,163,374

Total increase (decrease) in net assets	(2,894,367,043)	14,000,796,654

NET ASSETS:
Beginning of year	66,185,005,969	52,184,209,315

End of year (including undistributed net investment income of $0 and $17,897,360, respectively)	$63,290,638,926	$66,185,005,969

SHARE INFORMATION:
Shares sold	52,502,799	71,830,464
Distributions reinvested	44,317,981	22,836,316
Shares redeemed	(70,354,563)	(43,682,824)

Net increase in shares outstanding	26,466,217	50,983,956

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT
ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to wash sales and differing treatments of net short-term realized gain. At December 31, 2007, the cost of investments for federal income tax purposes was $52,028,239,770.

Distributions during the years ended December 31, 2007 and 2006 were characterized as follows for federal income tax purposes:

	2007	2006
Ordinary income	$1,382,138,076	$952,202,374
	($3.197 per share)	($2.367 per share)

Long-term capital gain	$5,232,123,720	$2,745,651,984
	($12.403 per share)	($6.663 per share)

At December 31, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$13,375,949,241
Unrealized depreciation	(2,609,720,487)

Net unrealized appreciation	10,766,228,754
Undistributed ordinary income	22,158,965
Undistributed long-term capital gain	1,829,710,105

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2007, purchases and sales of securities, other than short-term securities, aggregated $18,037,283,315 and $18,039,570,094, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At December 31, 2007, FIN 48 was applied to the period from January 1, 2004 through December 31, 2007, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures; however, it is not expected to have a material impact on the Fund’s net assets or results of operations.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 6—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the year ended December 31, 2007. Transactions during the year in securities of affiliated companies were as follows:

	Shares at Beginning of Year	Additions		Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
American Power Conversion Corp.	13,409,652	—		(13,409,652)	—	$—		$—
Avaya, Inc.	31,094,924	6,100		(31,101,024)	—	—		—
BMC Software, Inc.	10,876,500	53,900		(328,000)	10,602,400	—	(b)	377,869,536
Capital One Financial Corp.	13,183,778	9,119,296		—	22,303,074	1,822,762		1,054,043,277
Cardinal Health, Inc.	24,264,150	507,300		(1,375,000)	23,396,450	10,687,007		1,351,144,987
Comcast Corp., Class A	60,418,191	79,140,369	(d)	(1,000,000)	138,558,560	—	(b)	2,530,079,306
Computer Sciences Corp.	12,858,900	4,500		(1,186,100)	11,677,300	—	(b)	577,676,031
Compuware Corp.	19,312,600	12,800		—	19,325,400	—	(b)	171,609,552
Electronic Data Systems Corp.	34,711,300	12,800		(500,000)	34,224,100	6,893,565		709,465,593
Genuine Parts Co.	8,931,300	3,700		(1,618,112)	7,316,888	11,905,675		—	(c)
Health Management Associates, Inc.	15,303,200	4,500		—	15,307,700	134,229,235		91,540,046
Interpublic Group of Companies, Inc.	27,499,200	1,307,400		—	28,806,600	—	(b)	233,621,526
Motorola, Inc.	50,722,100	66,098,011		—	116,820,111	20,870,896		1,873,794,581
Nova Chemicals Corp. (Canada)	4,740,470	1,400		(3,605,157)	1,136,713	1,057,665		—	(c)
Union Pacific Corp.	15,120,650	4,350		(7,062,100)	8,062,900	18,309,177		—	(c)
Xerox Corp.	63,334,900	16,700		(14,963,900)	48,387,700	2,056,477		783,396,863

						$207,832,459		$9,754,241,298

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the year
(d)	Includes 30,209,095 shares obtained in a 3 for 2 stock split on February 22, 2007

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$153.46	$137.22	$130.22	$113.78	$ 88.05
Income from investment operations:
Net investment income	2.30	2.15	1.68	1.54	1.60
Net realized and unrealized gain (loss)	(1.90)	23.12	10.36	20.08	26.59

Total from investment operations	0.40	25.27	12.04	21.62	28.19

Distributions to shareholders from:
Net investment income	(2.34)	(2.12)	(1.70)	(1.53)	(1.62)
Net realized gain	(13.26)	(6.91)	(3.34)	(3.65)	(0.84)

Total distributions	(15.60)	(9.03)	(5.04)	(5.18)	(2.46)

Net asset value, end of year	$138.26	$153.46	$137.22	$130.22	$113.78

Total return	0.14%	18.54%	9.36%	19.16%	32.35%
Ratios/supplemental data:
Net assets, end of year (millions)	$63,291	$66,185	$52,184	$43,266	$29,437
Ratios of expenses to average net assets	0.52%	0.52%	0.52%	0.53%	0.54%
Ratios of net investment income to average net assets	1.44%	1.48%	1.29%	1.32%	1.72%
Portfolio turnover rate	27%	14%	12%	11%	8%

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

SPECIAL 2007 TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates up to a maximum amount of $1,272,591,504 of its distributions paid to shareholders in 2007 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 71% of its ordinary dividends (including short-term gains) paid to shareholders in 2007 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’
INVESTMENT MANAGEMENT

AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 19, 2007, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2008. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials

PAGE 11 ▪ DODGE & COX STOCK FUND

included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ Prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 3, 2007 and again on December 19, 2007 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the

Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT
OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board

DODGE & COX STOCK FUND ▪ PAGE 12

also reviewed recent performance in the context of long-term investment goals. The performance information prepared by Morningstar® and Dodge & Cox demonstrated consistently favorable performance over the long term in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all third party research and distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of Dodge & Cox, which along with excellent performance, has been a defining characteristic of Dodge & Cox for many years. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that many of the separate accounts were opened decades ago when fees were lower, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the

PAGE 13 ▪ DODGE & COX STOCK FUND

compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process (e.g., low portfolio turnover) and the avoidance of distribution and marketing structures whose costs would ultimately be borne by shareholders of the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
David H. Longhurst (50)	Treasurer (Officer since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/07 ISF AR       Printed on recycled paper

2007

Annual Report

December 31, 2007

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 11.7% for the year ended December 31, 2007, compared to a total return of 11.2% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) benchmark. Longer-term returns can be found on page four. At year end, the Fund had net assets of $53.5 billion with a cash position of 3.3%.

2007 PERFORMANCE REVIEW

The Fund outperformed the MSCI EAFE by 0.5% for the year. Key contributors to relative performance are listed below.

■	Investments in the Energy sector (up 44%) outperformed the MSCI EAFE Energy sector (up 22%). Strong performers included Petrobras (up 114%) and Schlumberger (up 57%).
■	The Fund’s underweight position in the Financials sector (24% versus 27%) helped performance. Notable performers included Standard Chartered (up 29%) and Kasikornbank (up 56%).
■

The Fund’s overweight position in the Information Technology sector and its stock selection (up 15%) compared to the MSCI EAFE Information Technology sector (up 7%) contributed to performance. Standouts included Nokia (up 93%) and LG.Philips (up 81%).

The following factors were key detractors from performance.

■	The Fund’s Japanese bank holdings, Shinsei (down 37%) and Mitsubishi Tokyo UFJ (down 25%), were particularly weak.
■	The Fund’s underweight positions in the Utilities sector and Metals & Mining industry hurt performance. The MSCI EAFE Utilities sector appreciated 24% and the Metals & Mining industry increased 45%.
■	Other weak performers included Royal Bank of Scotland (down 29%), Mediceo (down 21%) and Toto (down 20%).

For the year ended December 31, 2007, changes in foreign currencies had a positive effect on the Fund’s performance. As a reminder, depreciation of the U.S. dollar generally increases returns from international investments, as those international investments appreciate in value in dollar terms. Appreciation of the U.S. dollar generally has the opposite effect.

INVESTMENT STRATEGY

The past year was extremely volatile and difficult to characterize as a whole, but there were two areas of particular divergence. Since March 31st, shares of companies exposed to subprime lending and declining property markets did poorly (e.g., U.K. financials were down 14%). On the other hand, companies leveraged to China, India and commodities did very well (e.g., MSCI China up 70%).

We have been concerned about asset inflation, loose lending practices and increased leverage affecting financial institutions for quite some time, but the breadth and severity of the market reaction has been remarkable. For example, Japanese financial institutions had very little exposure to these issues, but concerns over Japan’s economy and the persistence of low interest rates led to sharply lower share prices.

In our opinion, current valuations reflect significant pessimism about asset quality and the long-term earnings power of these companies and represent an interesting investment opportunity over the next three to five years. We opportunistically added to the Fund’s holdings in Japanese Financials and started an investment in Millea, the leading Japanese property and casualty insurer by market share and profitability. At the time of our purchase, Millea's shares were trading at one of the lowest price-to-book multiples among insurers worldwide. In addition to Millea's internal efforts to improve its growth and profitability, the company's business is highly leveraged to the recovery of the Japanese economy, rising interest rates and inflation.

We also initiated a position in Unicredit SpA, a leading bank in Italy with attractive franchises in Central and Eastern Europe. Recently trading at approximately nine times forward earnings, Unicredit’s share price has suffered due to concerns about its acquisition strategy and investment banking business. After many meetings with top management and a detailed company analysis, we believe that the current exposure to problem areas appear limited, its recent acquisition of Capitalia (a mid-sized

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Italian bank) has the potential to add value, and it has attractive growth prospects in Central and Eastern Europe.

In the developing world, we are optimistic about the prospect of five billion people, especially in China and India, becoming more integrated into the global economy. We continue to look for investments which should benefit from this prospect, but do not feel compelled to invest if we cannot find a company where fundamentals, valuation and governance align. Thus far, we have been reluctant to invest in companies listed in China or India principally due to high valuations. For example, according to MSCI, the Chinese and Indian markets trade at 27 and 33 times trailing earnings compared with 14 for the MSCI EAFE.

Telefonica, domiciled in Spain, and PT Telekom, located in Indonesia, are two positions we initiated this year that are exposed to developing world growth and satisfy our valuation and governance discipline. We think Telefonica is an interesting investment because of its meaningful cash flow generation, growth prospects from wireless markets in Latin America and reasonable valuation. PT Telekom trades at an attractive valuation and is the dominant wireline and wireless provider in Indonesia, a market with significant growth potential.

IN CLOSING

Since the end of 2007, global financial markets have been extremely turbulent—many markets declined more than 10% in the month of January alone—driven, in part, by fears of a possible U.S. recession and its impact on the global economy. We remind shareholders that we do not construct the Fund’s portfolio based on a top-down view of any economy. Instead, we attempt to project a reasonable range of outcomes for each of the Fund’s investments over the next three to five years, and consider the risk associated with scenarios such as an adverse business cycle. In essence, we ask ourselves: What price are we paying today considering what can go wrong and what can go right with this investment? We think the market has provided us with attractive opportunities today.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Vice President

February 14, 2008

Risks of International Investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

FOREIGN CURRENCY HEDGING

Recently, we decided to hedge a portion of the Fund’s exposure to the Euro and the Pound Sterling using forward currency contracts. We recognize that this is a new step for the Fund, and assure you that it is not one we undertake lightly. In making this decision, we applied the same framework we use for any other investment for the Fund: a careful review of valuation in relation to long-term fundamentals; a thorough discussion covering the potential risks and benefits; a decision reached after input from many members of our team; and gradual implementation.

As investors in equities around the world, we strive to generate attractive long-term returns in U.S. dollars because our shareholders are U.S. dollar-based investors. A U.S. dollar-based investor in foreign securities can earn a return in two ways: the underlying change in the value of the investment in its local market and the change in the value of the local market currency in relation to the U.S. dollar. Since the May 1, 2001 inception of the Fund, the decline in the value of the U.S. dollar relative to other currencies has been a significant contributor to the returns of a U.S. dollar-based investor in foreign securities. Specifically, the MSCI EAFE has returned about 10% per year since May 1, 2001 in U.S. dollar terms, roughly half of which was attributable to local share price appreciation with the other half to foreign currency appreciation. The Fund returned 16% per year during this same period, roughly two-thirds of which was attributable to local share price appreciation with one-third to currency.

We have analyzed these currency effects on the Fund’s returns closely since the Fund’s inception. As certain currencies rose appreciably relative to the U.S. dollar, benefiting the Fund’s past returns, we have grown more concerned about the possibility of a reversal of this trend and the negative effect this would have on the Fund’s future returns.

We are especially concerned about the potential for the Euro and Pound Sterling to depreciate against the U.S. dollar. These currencies caught our attention in view of how overvalued they appear based on fundamental measures such as purchasing power parity. We deemed the overvaluation sufficiently large that we sought to mitigate the potential impact on long-term returns by hedging a portion of the Fund’s exposure. As with any investment, we can not predict when or if currency hedging will benefit (or hurt) the Fund’s performance. Accordingly, we are prepared to be persistent with a long-term outlook.

We continue to find attractive long-term investment opportunities in individual companies which are predominantly Euro and Pound Sterling-centric businesses and do not want to forgo these investments because of exchange rate concerns. Hedging these currencies enables us to maintain our investment flexibility and focus on fundamental company research.

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2007

	1 Year	3 Years	5 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	11.71%	18.63%	27.00	%*	15.86	%*
MSCI EAFE	11.18%	16.84%	21.59%		10.12%

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*

Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2007	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period†
Based on Actual Fund Return	$1,000.00	$997.80	$3.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.95	3.29
†	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2007

GENERAL INFORMATION
Net Asset Value Per Share	$46.02
Total Net Assets (billions)	$53.5
2007 Expense Ratio	0.65%
2007 Portfolio Turnover Rate	16%
30-Day SEC Yield(a)	1.62%
Fund Inception Date	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	97	1,211
Median Market Capitalization (billions)	$17	$6
Weighted Average Market Capitalization (billions)	$68	$64
Price-to-Earnings Ratio(b)	12.5x	12.9x
Countries Represented	25	21
Emerging Markets (Brazil, Indonesia, Israel, Mexico, South Africa, South Korea, Taiwan, Thailand, Turkey)	15.5%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Novartis AG (Switzerland)	2.9%
Sanofi-Aventis (France)	2.8
Matsushita Electric Industrial Co., Ltd. (Japan)	2.6
HSBC Holdings PLC (United Kingdom)	2.5
Bayer AG (Germany)	2.3
GlaxoSmithKline PLC (United Kingdom)	2.3
Mitsubishi UFJ Financial Group (Japan)	2.3
Lafarge SA (France)	2.3
Royal Dutch Shell PLC (United Kingdom)	2.1
Hitachi, Ltd. (Japan)	2.1

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	39.0%	47.7%
Japan	20.5	19.9
United Kingdom	13.7	22.2
Pacific (excluding Japan)	6.4	10.2
Latin America	6.2	0.0
United States	6.1	0.0
Africa	2.9	0.0
Canada	1.0	0.0
Middle East	0.9	0.0

SECTOR DIVERSIFICATION	Fund	MSCI EAFE
Financials	24.7%	26.9%
Consumer Discretionary	14.0	10.8
Information Technology	11.5	5.5
Materials	11.2	9.9
Industrials	9.5	12.1
Health Care	8.7	6.3
Energy	8.5	7.9
Consumer Staples	4.8	8.5
Telecommunication Services	3.4	6.2
Utilities	0.4	5.9

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PORTFOLIO OF INVESTMENTS	December 31, 2007

COMMON STOCKS: 94.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.0%
AUTOMOBILES & COMPONENTS: 2.8%
Honda Motor Co., Ltd. ADR(b) (Japan)	23,721,300	$786,123,882
NGK Spark Plug Co., Ltd. (Japan)	7,904,000	138,718,923
Yamaha Motor Co., Ltd.(c) (Japan)	22,220,000	539,301,032

		1,464,143,837
CONSUMER DURABLES & APPAREL: 5.8%
Consorcio Ara SAB de CV(c) (Mexico)	106,790,900	119,370,823
Corporacion Geo SAB de CV, Series B(a),(c) (Mexico)	47,605,400	136,958,812
Matsushita Electric Industrial Co., Ltd. (Japan)	66,504,072	1,381,399,073
Sony Corp. (Japan)	18,337,600	1,020,126,693
Thomson(c) (France)	17,885,792	254,438,794
Yamaha Corp.(c) (Japan)	9,064,400	207,802,082

		3,120,096,277
MEDIA: 5.4%
Grupo Televisa SA ADR(b),(c) (Mexico)	26,823,592	637,596,782
Liberty Global, Inc., Series A(a) (United States)	7,701,805	301,833,738
Liberty Global, Inc., Series C(a) (United States)	5,734,971	209,842,589
Naspers, Ltd.(c) (South Africa)	27,060,000	641,424,569
News Corp., Class A (United States)	52,544,892	1,076,644,837
Television Broadcasts, Ltd. (Hong Kong)	2,025,000	12,037,185

		2,879,379,700

		7,463,619,814
CONSUMER STAPLES: 4.2%
FOOD & STAPLES RETAILING: 1.6%
Tesco PLC (United Kingdom)	89,714,379	852,299,191
FOOD, BEVERAGE & TOBACCO: 2.4%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	19,764,582	234,359,300
Cott Corp.(a),(b),(c) (Canada)	2,228,530	14,842,010
Fomento Economico Mexicano SAB de CV ADR(b) (Mexico)	9,573,979	365,438,779
Nestle SA (Switzerland)	1,066,000	489,617,100
Tiger Brands, Ltd. (South Africa)	7,972,043	195,966,438

		1,300,223,627
HOUSEHOLD & PERSONAL PRODUCTS: 0.2%
Aderans Holdings Co., Ltd.(c) (Japan)	5,062,700	79,994,748

		2,232,517,566
ENERGY: 7.0%
Royal Dutch Shell PLC ADR(b) (United Kingdom)	13,468,400	1,134,039,280
Schlumberger, Ltd. (United States)	9,533,000	937,761,210
StatoilHydro ASA ADR(b) (Norway)	20,167,289	615,505,660
Total SA (France)	12,972,000	1,077,821,662

		3,765,127,812

	SHARES	VALUE
FINANCIALS: 24.7%
BANKS: 17.2%
Bangkok Bank PCL Foreign (Thailand)	36,261,800	$129,179,635
Bangkok Bank PCL NVDR (Thailand)	12,850,000	45,014,101
Chinatrust Financial Holding Co., Ltd.(a) (Taiwan)	112,115,000	79,675,985
DBS Group Holdings, Ltd. (Singapore)	26,542,000	381,687,033
Grupo Financiero Banorte SAB de CV (Mexico)	43,834,600	181,133,051
HSBC Holdings PLC (United Kingdom)	80,250,000	1,345,058,633
Kasikornbank PCL NVDR (Thailand)	77,094,600	199,116,230
Kasikornbank PCL Foreign (Thailand)	96,725,600	251,253,971
Kookmin Bank ADR(b) (South Korea)	8,378,100	614,282,292
Mitsubishi UFJ Financial Group ADR(b) (Japan)	67,666,500	631,328,445
Mitsubishi UFJ Financial Group (Japan)	64,100,000	602,177,658
Royal Bank of Scotland Group PLC (United Kingdom)	91,802,916	811,378,565
Shinhan Financial Group Co., Ltd. ADR(b) (South Korea)	3,728,664	427,528,614
Shinsei Bank, Ltd. (Japan)(c)	74,153,000	271,461,857
Standard Bank Group, Ltd. (South Africa)	47,546,234	696,251,597
Standard Chartered PLC (United Kingdom)	27,755,000	1,018,793,656
The Bank of Yokohama, Ltd.(c) (Japan)	82,015,000	576,938,179
Unicredito Italiano SPA (Italy)	111,700,800	927,613,223

		9,189,872,725
DIVERSIFIED FINANCIALS: 2.5%
Credit Suisse Group (Switzerland)	16,055,000	965,724,948
Haci Omer Sabanci Holding AS (Turkey)	65,011,180	357,707,069

		1,323,432,017
INSURANCE: 4.0%
Aegon NV (Netherlands)	23,466,087	414,790,966
Millea Holdings, Inc. (Japan)	21,221,500	717,856,034
Swiss Life Holding (Switzerland)	1,645,000	411,195,513
Swiss Reinsurance Co. (Switzerland)	8,895,795	632,130,643

		2,175,973,156
REAL ESTATE: 1.0%
Cheung Kong Holdings, Ltd. (Hong Kong)	19,000,000	351,617,206
Hang Lung Group, Ltd. (Hong Kong)	19,595,000	107,682,785
Hang Lung Properties, Ltd. (Hong Kong)	13,176,000	61,170,544

		520,470,535

		13,209,748,433

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 8.7%
HEALTH CARE EQUIPMENT & SERVICES: 0.7%
Mediceo Paltac Holdings Co., Ltd.(c) (Japan)	25,959,700	$385,493,975
PHARMACEUTICALS & BIOTECHNOLOGY: 8.0%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	24,579,900	1,238,581,161
Novartis AG ADR(b) (Switzerland)	28,450,000	1,545,119,500
Sanofi-Aventis (France)	16,345,500	1,505,092,453

		4,288,793,114

		4,674,287,089
INDUSTRIALS: 9.5%
CAPITAL GOODS: 6.2%
Koninklijke Philips Electronics NV (Netherlands)	17,435,000	752,489,798
Nexans SA(c) (France)	950,000	118,755,035
Schneider Electric SA (France)	8,265,000	1,119,930,816
Toto, Ltd.(c) (Japan)	37,907,000	301,691,422
Volvo AB (Sweden)	43,058,000	722,829,713
Wienerberger AG(c) (Austria)	5,983,876	331,839,240

		3,347,536,024
TRANSPORTATION: 3.3%
Canadian Pacific Railway, Ltd.(b) (Canada)	1,641,169	106,085,164
Central Japan Railway Co. (Japan)	21,141	180,774,993
Deutsche Post AG (Germany)	18,550,000	637,615,484
Nippon Yusen Kabushiki Kaisha (Japan)	27,950,000	222,697,173
TNT NV (Netherlands)	14,645,249	604,891,559

		1,752,064,373

		5,099,600,397
INFORMATION TECHNOLOGY: 11.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 2.0%
Chartered Semiconductor Manufacturing, Ltd.(a),(c) (Singapore)	200,000,000	134,078,988
Infineon Technologies AG(a),(c) (Germany)	66,627,800	786,124,479
Qimonda AG ADR(a),(b),(c) (Germany)	22,470,300	160,662,645

		1,080,866,112
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.5%
Brother Industries, Ltd.(c) (Japan)	19,358,500	250,644,374
Epcos AG(c) (Germany)	6,328,100	109,821,245
Fujifilm Holdings Corp. (Japan)	13,886,100	589,333,809
Fujitsu, Ltd. (Japan)	17,000,000	114,858,681
Hitachi, Ltd. (Japan)	150,318,000	1,123,507,349
Kyocera Corp. (Japan)	5,919,200	526,328,147
Motorola, Inc. (United States)	47,470,000	761,418,800
Nokia Oyj (Finland)	24,262,500	940,743,833
Nortel Networks Corp.(a),(b),(c) (Canada)	24,990,705	377,109,739
Seiko Epson Corp.(c) (Japan)	13,865,000	301,683,490

		5,095,449,467

		6,176,315,579

	SHARES	VALUE
MATERIALS: 11.2%
Akzo Nobel NV (Netherlands)	4,436,100	$355,357,053
Arkema(a),(c) (France)	5,960,263	391,616,339
BASF AG (Germany)	6,110,400	905,967,744
Bayer AG (Germany)	13,777,000	1,259,520,959
Cemex SAB de CV ADR(b) (Mexico)	30,718,482	794,072,760
Lafarge SA (France)	6,684,625	1,216,770,613
Lanxess AG(c) (Germany)	8,792,359	431,923,667
Makhteshim-Agan Industries, Ltd.(a),(c) (Israel)	26,459,809	242,874,786
Norsk Hydro ASA ADR(b) (Norway)	24,325,900	340,562,600
Nova Chemicals Corp.(b) (Canada)	414,974	13,445,158
Siam Cement PCL NVDR (Thailand)	2,955,900	20,358,284
Siam Cement PCL Foreign (Thailand)	533,800	3,708,155

		5,976,178,118
TELECOMMUNICATION SERVICES: 3.4%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	114,395,000	212,800,260
KT Corp. ADR(b) (South Korea)	15,188,834	391,871,917
Telefonica SA ADR(b) (Spain)	2,678,600	261,404,574
Telekomunik Indonesia ADR(b) (Indonesia)	5,153,047	216,479,504
Vodafone Group PLC ADR(b) (United Kingdom)	19,256,562	718,654,894

		1,801,211,149
UTILITIES: 0.4%
Centrica PLC (United Kingdom)	30,061,936	214,680,669

		214,680,669

TOTAL COMMON STOCKS (Cost $44,952,829,830)		$50,613,286,626

PREFERRED STOCKS: 2.1%
CONSUMER STAPLES: 0.6%
FOOD & STAPLES RETAILING: 0.6%
Sadia SA ADR(b) (Brazil)	4,939,921	282,563,481

		282,563,481
ENERGY: 1.5%
Petroleo Brasileiro SA ADR(b) (Brazil)	6,028,400	580,052,648
Ultrapar Participacoes SA ADR(b) (Brazil)	6,819,785	236,237,353

		816,290,001

TOTAL PREFERRED STOCKS (Cost $376,280,594)		$1,098,853,482

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE	VALUE
COMMERCIAL PAPER: 0.5%
Cardinal Health, Inc.(e)
1/2/08	$70,000,000	$69,989,111
WellPoint, Inc.(e)
1/2/08	50,000,000	49,992,361
1/3/08	73,000,000	72,977,631
1/4/08	50,000,000	49,977,083

		242,936,186
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	50,894,286	50,894,286
REPURCHASE AGREEMENT: 1.5%
Fixed Income Clearing Corporation(d) 3.75%, 1/2/08, maturity value $807,554,205	807,386,000	807,386,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,101,216,472)		$1,101,216,472

TOTAL INVESTMENTS (Cost $46,430,326,896)	98.8%	$52,813,356,580
OTHER ASSETS LESS LIABILITIES	1.2%	665,640,972

NET ASSETS	100.0%	$53,478,997,552

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 7 regarding holdings of 5% voting securities
(d)

Repurchase agreement is collateralized by Fannie Mae 3.875%-5.00%, 9/15/08-11/17/08; Federal Home Loan Bank 2.63%-5.80%, 4/18/08-11/19/08; and Freddie Mac Discount Note, 0.00%, 4/25/08. Total collateral value is $823,540,359.

(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, all such securities in total represented $242,936,186 or 0.5% of total net assets.

ADR: American Depository Receipt

NVDR: Non Voting Depository Receipt

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007
ASSETS:
Investments, at value
Unaffiliated issuers (cost $39,192,123,170)	$45,621,768,452
Affiliated issuers (cost $7,238,203,726)	7,191,588,128

52,813,356,580
Cash denominated in foreign currency (cost $40,623,455)	40,630,127
Receivable for investments sold	613,206,190
Unrealized appreciation on foreign currency contracts	4,049,995
Receivable for Fund shares sold	231,886,627
Dividends and interest receivable	126,404,441
Prepaid expenses and other assets	208,846

53,829,742,806

LIABILITIES:
Payable for investments purchased	113,332,855
Unrealized depreciation on foreign currency contracts	7,621,917
Payable for Fund shares redeemed	178,980,964
Management fees payable	27,406,368
Accrued foreign capital gain tax	19,397,490
Accrued expenses	4,005,660

350,745,254

NET ASSETS	$53,478,997,552

NET ASSETS CONSIST OF:
Paid in capital	$45,745,946,926
Undistributed net investment income	3,380,974
Undistributed net realized gain on investments	1,367,456,811
Net unrealized appreciation on investments (net of accrued foreign capital gain tax of $19,397,490)	6,362,212,841

$53,478,997,552

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,162,039,053
Net asset value per share	$46.02

STATEMENT OF OPERATIONS
Year Ended December 31, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $79,393,949)
Unaffiliated issuers	$1,508,518,393
Affiliated issuers	67,497,394
Interest	97,545,113

1,673,560,900

EXPENSES:
Management fees	267,522,252
Custody and fund accounting fees	6,459,824
Transfer agent fees	8,177,044
Professional services	218,533
Shareholder reports	3,813,199
Registration fees	1,784,126
Trustees’ fees	179,000
Miscellaneous	638,105

288,792,083

NET INVESTMENT INCOME	1,384,768,817

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
Investments in unaffiliated issuers	2,503,952,143
Investments in affiliated issuers	317,777,672
Foreign currency transactions	(1,491,725)
Net change in unrealized appreciation/depreciation
Investments (including net increase in accrued foreign capital gain tax of $18,767,997)	80,808,324
Foreign currency transactions	(1,359,194)

Net realized and unrealized gain	2,899,687,220

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,284,456,037

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$1,384,768,817	$393,714,698
Net realized gain	2,820,238,090	594,313,896
Net change in unrealized appreciation	79,449,130	4,368,035,130

Net increase in net assets from operations	4,284,456,037	5,356,063,724

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,391,722,039)	(385,150,238)
Net realized gain	(1,652,535,550)	(422,290,813)

Total distributions	(3,044,257,589)	(807,441,051)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	24,577,625,079	14,647,193,582
Reinvestment of distributions	2,689,702,196	724,233,070
Cost of shares redeemed	(5,927,865,794)	(2,377,956,549)

Net increase from Fund share transactions	21,339,461,481	12,993,470,103

Total increase in net assets	22,579,659,929	17,542,092,776

NET ASSETS:
Beginning of year	30,899,337,623	13,357,244,847

End of year (including undistributed net investment income of $3,380,974 and $10,334,196, respectively)	$53,478,997,552	$30,899,337,623

SHARE INFORMATION:
Shares sold	521,338,937	370,106,951
Distributions reinvested	58,269,105	16,603,234
Shares redeemed	(125,349,160)	(60,274,819)

Net increase in shares outstanding	454,258,882	326,435,366

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS

have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may use foreign currency contracts to hedge portfolio positions and facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

NOTE 2—FORWARD FOREIGN CURRENCY CONTRACTS

As of December 31, 2007, open forward foreign currency contracts are as follows:

Contracts to Sell	Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
350,000,000 EUR	March 2008	$512,092,667	($7,621,917)
175,000,000 GBP	March 2008	347,612,505	4,049,995

		$859,705,172	($3,571,922)

Value of contracts to sell as a percentage of net assets: 1.6%

Currency Abbreviations

EUR—Euro

GBP—British Pound Sterling

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS

investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss). At December 31, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the years ended December 31, 2007 and 2006 were characterized as follows for federal income tax purpose.

	2007	2006
Ordinary income	1,767,337,129	$485,133,441
	($1.603 per share)	($0.709 per share)

Long-term capital gain	1,276,920,460	$322,307,610
	($1.158 per share)	($0.471 per share)

At December 31, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$8,367,541,608
Unrealized depreciation	(2,001,756,845)

Net unrealized appreciation	6,365,784,763
Undistributed ordinary income	66,520,155
Undistributed long-term capital gain	1,301,050,606
Deferred loss*	(304,899)
*	Represents net realized loss incurred between November 1, 2007 and December 31, 2007. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2008.

NOTE 5—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2007, purchases and sales of securities, other than short-term securities, aggregated $26,596,164,940 and $7,018,254,338, respectively.

NOTE 6—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At December 31, 2007, FIN 48 was applied to the period from January 1, 2004 through December 31, 2007, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures; however, it is not expected to have a material impact on the Fund’s net assets or results of operations.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

NOTE 7—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the year ended December 31, 2007. Transactions during the year in securities of affiliated companies were as follows:

	Shares at Beginning of Year	Additions		Reductions	Shares at End of Year	Dividend Income(a)		Value at End of Year
Aderans Holdings Co., Ltd. (Japan)	3,005,100	2,057,600		—	5,062,700	$2,389,323		$79,994,748
Arkema (France)	3,400,263	2,560,000		—	5,960,263	—	(b)	391,616,339
Brother Industries, Ltd. (Japan)	19,244,000	2,114,500		(2,000,000)	19,358,500	3,500,279		250,644,374
Chartered Semiconductor Manufacturing, Ltd. (Singapore)	—	200,000,000		—	200,000,000	—	(b)	134,078,988
Consorcio Ara SAB de CV (Mexico)	22,105,000	84,685,900	(c)	—	106,790,900	1,255,021		119,370,823
Converium Holdings AG (Switzerland)	8,918,646	—		(8,918,646)	—	1,143,371		—
Corporacion Geo SAB de CV, Series B (Mexico)	42,105,400	5,500,000		—	47,605,400	—	(b)	136,958,812
Cott Corp. (Canada)	3,830,800	—		(1,602,270)	2,228,530	—	(b)	—	(d)
Epcos AG (Germany)	5,828,100	500,000		—	6,328,100	1,302,129		109,821,245
Grupo Televisa SA (Mexico)	17,731,720	9,091,872		—	26,823,592	13,125,660		637,596,782
Infineon Technologies AG (Germany)	47,027,800	19,600,000		—	66,627,800	—	(b)	786,124,479
Lanxess AG (Germany)	4,092,359	4,700,000		—	8,792,359	1,166,908		431,923,667
Makhteshim-Agan Industries, Ltd. (Israel)	29,459,809	—		(3,000,000)	26,459,809	—	(b)	242,874,786
Mediceo Paltac Holdings Co., Ltd. (Japan)	13,559,700	12,400,000		—	25,959,700	2,640,064		385,493,975
Naspers, Ltd. (South Africa)	—	27,060,000		—	27,060,000	5,026,090		641,424,569
Nexans SA (France)	1,866,440	90,000		(1,006,440)	950,000	2,588,461		—	(d)
Nortel Networks Corp. (Canada)	12,746,827	15,000,000		(2,756,122)	24,990,705	—	(b)	377,109,739
Oce NV (Netherlands)	8,018,524	—		(8,018,524)	—	3,975,883		—
Qimonda AG (Germany)	—	22,470,300		—	22,470,300	—	(b)	160,662,645
Seiko Epson Corp. (Japan)	13,406,900	684,600		(226,500)	13,865,000	3,582,818		301,683,490
Shinsei Bank, Ltd. (Japan)	74,153,000	—		—	74,153,000	585,046		—	(d)
The Bank of Yokohama, Ltd. (Japan)	—	82,015,000			82,015,000	3,033,183		576,938,179
Thomson (France)	15,784,838	2,100,954		—	17,885,792	8,039,828		254,438,794
Toto, Ltd. (Japan)	28,657,000	9,250,000		—	37,907,000	3,729,968		301,691,422
Wienerberger AG (Austria)	1,206,362	4,777,514			5,983,876	1,804,723		331,839,240
Yamaha Corp. (Japan)	14,851,000	—		(5,786,600)	9,064,400	4,483,782		—	(d)
Yamaha Motor Co., Ltd. (Japan)	—	22,220,000		—	22,220,000	4,124,857		539,301,032

						$67,497,394		$7,191,588,128

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Represents shares obtained in a 4 for 1 stock split on March 8, 2007
(d)	Company was not an affiliate at the end of the year

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$43.66	$35.03	$30.64	$23.48	$15.81
Income from investment operations:
Net investment income	1.25	0.57	0.33	0.26	0.14
Net realized and unrealized gain	3.87	9.24	4.80	7.36	7.67

Total from investment operations	5.12	9.81	5.13	7.62	7.81

Distributions to shareholders from:
Net investment income	(1.26)	(0.56)	(0.35)	(0.24)	(0.14)
Net realized gain	(1.50)	(0.62)	(0.39)	(0.22)	—

Total distributions	(2.76)	(1.18)	(0.74)	(0.46)	(0.14)

Net asset value, end of year	$46.02	$43.66	$35.03	$30.64	$23.48

Total return	11.71%	28.00%	16.74%	32.46%	49.42%†
Ratios/supplemental data:
Net assets, end of year (millions)	$53,479	$30,899	$13,357	$4,203	$655
Ratios of expenses to average net assets	0.65%	0.66%	0.70%	0.77%	0.82%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.65%	0.66%	0.70%	0.77%	0.84%
Ratios of net investment income to average net assets	3.11%	1.82%	1.54%	1.90%	1.53%
Portfolio turnover rate	16%	9%	7%	6%	11%
†

Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox International Stock Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

SPECIAL 2007 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2007, the Fund elected to pass through to shareholders foreign source income of $1,634,836,338 and foreign taxes paid of $79,421,521.

The Fund designates up to a maximum of $1,633,799,387 of its distributions paid to shareholders in 2007 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 1% of its ordinary dividends (including short-term gains) paid to shareholders in 2007 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 19, 2007, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2008. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ Prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 3, 2007 and again on December 19, 2007 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The performance information prepared by Morningstar® and Dodge & Cox demonstrated consistently favorable performance over the long term in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all third party research and distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 16

have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of Dodge & Cox, which along with excellent performance, has been a defining characteristic of Dodge & Cox for many years. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that many of the separate accounts were opened decades ago when fees were lower, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits

(including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process (e.g., low portfolio turnover) and the avoidance of distribution and marketing structures whose costs would ultimately be borne by shareholders of the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

PAGE 17 ▪ DODGE & COX INTERNATIONAL STOCK FUND

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND’S HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters).

Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
David H. Longhurst (50)	Treasurer (Officer since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account
information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/07 BF AR       Printed on recycled paper

2007

Annual Report

December 31, 2007

Balanced

Fund

ESTABLISHED 1931

TICKER:  DODBX

Dodge & Cox Balanced Fund reopened to new investors on February 4, 2008.

TO OUR SHAREHOLDERS

After eight consecutive years of outperforming its benchmark, the Combined Index1, the Dodge & Cox Balanced Fund struggled in 2007. The Fund returned 1.7%, which compared to 6.2% for the Combined Index. Longer-term results appear on page three. At year end, the Fund’s net assets of $26.9 billion were invested in 65.9% common stocks, 33.0% fixed income securities and 1.1% cash equivalents.

2007 PERFORMANCE REVIEW

The Fund’s weak relative performance in 2007 resulted from the poor relative performance of both its equity and fixed income portfolios. In addition, the Fund held a higher relative proportion of equities in 2007 than the Combined Index and equity returns lagged fixed income returns over the year.

Beginning in the third quarter, financial market volatility increased dramatically as investors began digesting what has seemed like a constant stream of negative news regarding subprime mortgages, the U.S. housing market and the Financials sector. While the Fund has no holdings of subprime mortgage securities, the impact of the unfolding crisis has extended well beyond this sector and created a tremendous amount of investor uncertainty about lending conditions and the broader economy. In our experience, some of the best investment opportunities are created during such periods of uncertainty.

Equity Portfolio

What follows is a recap of the Fund’s relative equity performance and strategy in 2007, focusing on three areas—Technology, Health Care and Financials.

Technology

From time to time, it matters as much what is not held in the portfolio as what is held. Four high valuation Information Technology stocks—Apple, Google, Intel and Microsoft—had extraordinary performance and in fact represented nearly one-third of the Standard & Poors 500 Index’s (S&P 500) 5.5% total return for the year. The Information Technology sector of the S&P 500 produced a total return of 17% last year, but excluding these four stocks not held in the Fund, the sector return would have been only 5%. The Information Technology holdings in the Fund returned 4%. Motorola (down 21%) and EDS (down 24%) were particularly weak.

We tend to avoid high valuation technology companies which incorporate high investor expectations for continued growth and high net margins. Over a three-to-five year time frame, we believe the probability for disappointment is higher for these companies as increased competition and technological changes could erode their present positions. We prefer lower valuation technology companies as long as they have core competencies, established customer bases, adequate finances and a management that is working hard for their shareholders. At year end, the equity portion of the Fund had 16% of its value invested in Information Technology and other technology-related companies (e.g., Hewlett-Packard, Sony and Matsushita) with low valuations (i.e., price-to-sales ratios at 1.3 times or below).

Health Care

Health Care was also a weak sector of the portfolio during 2007, as equity holdings finished the year up 1% while Health Care companies in the S&P 500 sector were up 7% collectively. Cardinal Health (down 10%) and Pfizer (down 8%) were the largest detractors. We increased the portfolio’s exposure to Health Care stocks from 15% of the portfolio at the beginning of the year to 21% at year end. We continue to be attracted to pharmaceutical stocks. Concerns over patent expirations and regulatory factors have driven valuations down to some of their lowest levels in 15 years relative to the market. We believe that drug development and technological innovation in biosciences will continue longer term, while growth in the developing world is creating new consumers. We expect that the major pharmaceutical companies will continue to be the prime conduit between this technological progress and a growing global customer base. New positions in the portfolio in 2007 include Amgen and Novartis.

Financials

The past year was a difficult one for the Financials sector. Due to the widening perimeter of subprime mortgage problems, equity prices for many financial companies have declined significantly. In 2006 and early-2007, the rapid earnings growth of financial companies led us to be skeptical. By the end of 2006, we had lowered the

PAGE 1 ▪ DODGE & COX BALANCED FUND

financial weighting of the equity portfolio of the Fund to 15% versus 22% for the S&P 500. This lower weighting contributed positively to relative results last year. Now that valuations are significantly lower in this sector, we are researching new opportunities and have added to current holdings, including Wachovia and Capital One Financial. We also started new positions in American International Group and HSBC during 2007.

We believe our investment in Wachovia is a good example of finding opportunity in the face of investor uncertainty. Wachovia is the third largest bank in the U.S. (based on deposits) and has a strong presence in retail banking, brokerage and mortgage lending. While the company is not immune to the turmoil in subprime mortgages and the weaker housing environment, it has historically been a prudent lender (i.e., below average credit losses). Most of its mortgage operations were acquired through its purchase of Golden West Financial, which had a well earned reputation for conservative lending practices. Wachovia has relatively low exposure to many of the areas that are under stress in the current environment. We believe the long-term prospects for Wachovia appear attractive, especially at today’s valuation of about ten times expected 2008 earnings. Consequently, we have increased the portfolio’s weighting in Wachovia to 3.3%; it was the Fund’s fourth largest equity holding at year end.

Fixed Income Portfolio

The fixed income portion of the Fund underperformed the Lehman Brothers Aggregate Bond Index (LBAG) in 2007. Much of the “collateral damage” inflicted by the subprime turmoil has come in the form of a dramatic underperformance by corporate bonds (particularly lower-rated ones) over the last six months of the year. Even corporate issuers whose businesses are unrelated to the mortgage or housing industries have been significantly affected. Investors are concerned that tighter credit conditions, higher relative corporate borrowing costs, and a general slowing of economic growth could reduce corporate profits and borrowers’ ability to repay debt. As the Fund’s fixed income portfolio entered the second half of 2007 with an overweight of corporate securities, their poor performance detracted from the portfolio’s relative performance. In addition, several of the fixed income portfolio’s corporate holdings were meaningfully affected. In particular, the bonds of Ford Motor Credit and GMAC (together comprising 7.0% of the fixed income portfolio) performed very poorly. Further, the difficulties experienced by the Financials sector led to significant underperformance for bond holdings of Kaupthing Bank, JP Morgan Chase, HSBC and Bank of America.

The portfolio’s mortgage-related investments are in Government or GSE-guaranteed “prime” Mortgage-Backed Securities (MBS), predominantly the latter. Despite the Fannie Mae or Freddie Mac guarantee of timely payment of principal and interest on these securities2, the GSE-guaranteed MBS market was not immune from the turmoil and substantially trailed Treasury returns in 2007. MBS yield premiums approximately doubled over the second half of the year, rising to levels last seen in 2001. Since MBS comprise nearly half of the fixed income portion of the Fund, the weak performance from this sector detracted from relative returns as well.

Finally, the portfolio’s duration (a measure of a bond portfolio’s price exposure to changing interest rates) was lower than the LBAG throughout 2007, a positioning largely achieved by holding much shorter Treasury securities than the LBAG. As interest rates fell in the second half, this positioning meant that the portfolio’s U.S. Treasury holdings participated to a much smaller degree in the strong Treasury rally than did the Treasuries in the LBAG.

On the positive side, the portfolio’s nominal yield advantage translated into a greater income stream than the LBAG and added to relative returns.

We made a number of fixed income portfolio changes in 2007, primarily during the second half of the year. Among corporate and MBS securities, we selectively increased the portfolio’s weightings in each sector to 42% and 49% respectively. We continue to position the Fund’s fixed income portfolio with a shorter duration than that of the LBAG. Anticipating economic weakness, a recession, or worse, fixed income investors have pushed U.S. Treasury rates down to levels last seen in 2003, when the world was a far different place. As we survey the situation at the end of 2007, the inflation outlook is not nearly as benign, despite the near-term slowdown in the economy. We find the potential returns from Treasuries unappealing and believe that interest rates are likely to rise from these low levels to re-establish more attractive prospective after-inflation returns for bond investors. The portfolio’s Treasury holdings continue to be short in maturity, protecting them from significant price declines if interest rates do rise. The longer-maturity holdings in the portfolio are corporate securities with far more substantial income streams to mitigate the price declines associated with rising interest rates.

IN CLOSING

As valuations in the equity markets and the Fund’s equity portfolio have dropped, our return outlook for the next three to five years has improved. We have recently

DODGE & COX BALANCED FUND ▪ PAGE 2

increased the Fund’s purchases of equities. At year end, the Fund’s equity portfolio forward price-to-earnings ratio was 12.9 times compared to 16.3 times for the S&P 500. We also remain encouraged about the long-term prospects for the global economy. Despite the turmoil during the last six months of 2007 and the market’s downturn thus far in 2008, the forces of technological innovation and free market economic principles are creating unprecedented wealth in the developing world and compelling investment opportunities for the patient investor.

Our fixed income investment approach is also characterized by a three-to-five year investment horizon, independent research of the fundamental and structural properties of each investment, and a focus on the income component of total return. This approach typically leads us to overweight the higher-yielding Corporate and MBS sectors of the bond market. In the wake of their substantial underperformance during the second half of 2007, we believe that the current valuation of many securities in these sectors is very attractive. In addition, the higher yield premiums offered by these securities have created a large yield advantage at year end for the Fund’s fixed income portfolio relative to the LBAG.

We counsel our shareholders to have patience during these volatile markets and take a long-term view of investing in general. Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

February 14, 2008

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.

[2]	The U.S. Government does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2007

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	1.74%	11.72%	9.85%	12.18%
Combined Index	6.22	9.50	6.26	10.33
S&P 500	5.51	12.82	5.91	11.81
Lehman Brothers Aggregate Bond Index (LBAG)	6.96	4.42	5.97	7.56

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2007	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$965.60	$2.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.56	2.67
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2007

GENERAL INFORMATION
Net Asset Value Per Share	$81.00
Total Net Assets (billions)	$26.9
30-Day SEC Yield(a)	2.83%
2007 Expense Ratio	0.53%
2007 Portfolio Turnover Rate	27%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 18 years.

STOCK PORTFOLIO (65.9%)	Fund
Number of Stocks	85
Median Market Capitalization (billions)	$26
Price-to-Earnings Ratio(b)	12.9x
Foreign Stocks(c)	12.7%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Consumer Discretionary	14.4%
Health Care	13.6
Information Technology	10.9
Financials	9.7
Energy	6.6

TEN LARGEST HOLDINGS(d)
Hewlett-Packard Co.	3.0%
Comcast Corp.	2.7
Wal-Mart Stores, Inc.	2.2
Wachovia Corp.	2.2
Sony Corp. (Japan)	1.9
Sanofi-Aventis (France)	1.9
Matsushita Electric Industrial Co., Ltd. (Japan)	1.9
News Corp.	1.9
Motorola, Inc.	1.9
Chevron Corp.	1.8

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (33.0%)	Fund
Number of Fixed Income Securities	332
Effective Maturity	6.7 years
Effective Duration	4.0 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	2.2%
Mortgage-Related Securities	16.2
Asset-Backed Securities	0.8
Corporate	13.8

CREDIT QUALITY(e)
U.S. Government & Government Related	18.4%
Aaa	1.5
Aa	2.8
A	2.0
Baa	4.4
Ba	2.0
B	1.1
Caa	0.8
Average Quality	Aa3

CORPORATE ISSUERS (FIVE LARGEST)(d)
GMAC, LLC	1.4%
Ford Motor Credit Co.	0.9
Wachovia	0.8
HCA, Inc.	0.8
Time Warner, Inc.	0.8

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(e)

Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 5 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS	December 31, 2007

COMMON STOCKS: 65.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.4%
CONSUMER DURABLES & APPAREL: 4.1%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	25,153,828	$514,144,244
Nike, Inc., Class B	774,329	49,742,895
Sony Corp. ADR(b) (Japan)	9,761,700	530,060,310
Thomson ADR(b) (France)	1,900,000	26,638,000

		1,120,585,449
CONSUMER SERVICES: 0.9%
McDonald’s Corp.	3,974,450	234,134,850

MEDIA: 7.2%
Comcast Corp., Class A(a)	38,999,089	712,123,365
EchoStar Communications Corp.(a)	2,305,365	86,958,368
Interpublic Group of Companies, Inc.(a)	7,617,000	61,773,870
Liberty Capital, Series A(a)	533,129	62,104,197
Liberty Global, Inc., Series A(a)	264,221	10,354,821
Liberty Global, Inc., Series C(a)	391,068	14,309,178
News Corp., Class A	25,007,900	512,411,871
Time Warner, Inc.	28,384,600	468,629,746

		1,928,665,416
RETAILING: 2.2%
CarMax, Inc.(a)	1,800,000	35,550,000
Gap, Inc.	5,152,800	109,651,584
Genuine Parts Co.	2,459,462	113,873,090
Home Depot, Inc.	6,500,000	175,110,000
Liberty Interactive, Series A(a)	4,787,300	91,341,684
Macy’s, Inc.	3,043,272	78,729,447

		604,255,805

		3,887,641,520
CONSUMER STAPLES: 2.9%
FOOD & STAPLES RETAILING: 2.5%
Wal-Mart Stores, Inc.	12,743,300	605,689,049
Walgreen Co.	1,909,399	72,709,914

		678,398,963
HOUSEHOLD & PERSONAL PRODUCTS: 0.4%
Avon Products, Inc.	2,647,700	104,663,581

		783,062,544
ENERGY: 6.6%
Baker Hughes, Inc.	3,200,960	259,597,856
Chevron Corp.	5,241,102	489,152,049
ConocoPhillips	2,880,700	254,365,810
Occidental Petroleum Corp.	3,945,000	303,725,550
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,766,127	229,588,541
Schlumberger, Ltd.	2,070,121	203,637,803
Spectra Energy Corp.	1,693,600	43,728,752

		1,783,796,361

	SHARES	VALUE
FINANCIALS: 9.7%
BANKS: 3.2%
HSBC Holdings PLC(b) (United Kingdom)	2,000,000	$167,420,000
Wachovia Corp.	15,569,661	592,114,208
Wells Fargo & Co.	3,121,900	94,250,161

		853,784,369
DIVERSIFIED FINANCIALS: 2.2%
Capital One Financial Corp.	6,413,959	303,123,702
Citigroup, Inc.	6,290,900	185,204,096
Legg Mason, Inc.	1,050,000	76,807,500
SLM Corp.	2,200,000	44,308,000

		609,443,298
INSURANCE: 4.3%
Aegon NV(b) (Netherlands)	7,083,971	124,182,012
American International Group, Inc.	5,630,000	328,229,000
Chubb Corp.	3,334,224	181,981,946
Genworth Financial, Inc., Class A	2,448,000	62,301,600
Loews Corp.	2,345,200	118,057,368
Travelers Cos., Inc.	6,352,900	341,786,020

		1,156,537,946

		2,619,765,613
HEALTH CARE: 13.6%
HEALTH CARE EQUIPMENT & SERVICES: 5.0%
Boston Scientific Corp.(a)	12,173,800	141,581,294
Cardinal Health, Inc.	6,491,400	374,878,350
Covidien, Ltd.	4,466,400	197,816,856
Health Management Associates, Inc.	3,900,000	23,322,000
UnitedHealth Group, Inc.	2,998,800	174,530,160
WellPoint, Inc.(a)	4,898,000	429,701,540

		1,341,830,200
PHARMACEUTICALS & BIOTECHNOLOGY: 8.6%
Amgen, Inc.(a)	1,970,000	91,486,800
Bristol-Myers Squibb Co.	4,366,750	115,806,210
GlaxoSmithKline PLC ADR(b) (United Kingdom)	8,930,400	450,002,856
Johnson & Johnson	1,277,226	85,190,974
Novartis AG ADR(b) (Switzerland)	8,016,000	435,348,960
Pfizer, Inc.	19,436,367	441,788,622
Sanofi-Aventis ADR(b) (France)	11,312,400	515,053,572
Wyeth	3,901,800	172,420,542

		2,307,098,536

		3,648,928,736
INDUSTRIALS: 4.4%
CAPITAL GOODS: 1.8%
General Electric Co.	5,762,700	213,623,289
Koninklijke Philips Electronics NV(b) (Netherlands)	2,400,000	102,600,000
Masco Corp.	3,251,000	70,254,110
Tyco International, Ltd.	2,066,400	81,932,760

		468,410,159

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	2,306,650	$87,744,966

TRANSPORTATION: 2.3%
FedEx Corp.	3,440,250	306,767,093
Union Pacific Corp.	2,494,300	313,333,966

		620,101,059

		1,176,256,184
INFORMATION TECHNOLOGY: 10.9%
SOFTWARE & SERVICES: 2.9%
BMC Software, Inc.(a)	2,851,000	101,609,640
Citrix Systems, Inc.(a)	2,042,010	77,616,800
Computer Sciences Corp.(a)	3,636,400	179,892,708
Compuware Corp.(a)	6,038,700	53,623,656
EBay, Inc.(a)	5,117,600	169,853,144
Electronic Data Systems Corp.	9,533,700	197,633,601

		780,229,549
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.0%
Hewlett-Packard Co.	15,837,331	799,468,469
Hitachi, Ltd. ADR(b) (Japan)	2,690,000	196,746,600
Kyocera Corp. ADR(b) (Japan)	610,000	53,204,200
Maxim Integrated Products, Inc.	3,487,700	92,354,296
Molex, Inc.	1,900	51,870
Molex, Inc., Class A	2,276,669	59,808,095
Motorola, Inc.	30,977,700	496,882,308
Sun Microsystems, Inc.(a)	1,856,575	33,659,705
Tyco Electronics, Ltd.	4,926,700	182,928,371
Xerox Corp.(a)	13,816,850	223,694,801

		2,138,798,715

		2,919,028,264
MATERIALS: 2.5%
Alcoa, Inc.	564,050	20,616,027
Cemex SAB de CV ADR(b) (Mexico)	2,880,907	74,471,446
Domtar Corp.(a)	4,600,000	35,374,000
Dow Chemical Co.	8,944,059	352,574,806
Nova Chemicals Corp.(b) (Canada)	458,220	14,846,328
Rohm and Haas Co.	2,440,700	129,527,949
Vulcan Materials Co.	600,000	47,454,000

		674,864,556
TELECOMMUNICATION SERVICES: 0.9%
Sprint Nextel Corp.	18,630,000	244,611,900

		244,611,900

TOTAL COMMON STOCKS (Cost $14,212,192,921)		$17,737,955,678

FIXED INCOME SECURITIES: 33.0%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 2.2%
U.S. TREASURY: 1.1%
U.S. Treasury Notes
3.375%, 2/15/08	$200,000,000	$200,015,600
4.875%, 4/30/08	105,000,000	105,508,620

		305,524,220
GOVERNMENT RELATED: 1.1%
Arkansas Dev. Fin. Auth. Ginnie Mae Guaranteed Bonds 9.75%, 11/15/14	2,791,882	2,992,367
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,843,944	1,905,025
Series 97-20F, 7.20%, 6/1/17	2,843,721	2,962,862
Series 97-20I, 6.90%, 9/1/17	4,302,395	4,464,091
Series 98-20D, 6.15%, 4/1/18	5,409,177	5,562,590
Series 98-20I, 6.00%, 9/1/18	2,965,966	3,045,237
Series 99-20F, 6.80%, 6/1/19	4,134,787	4,318,385
Series 00-20D, 7.47%, 4/1/20	10,793,740	11,453,477
Series 00-20E, 8.03%, 5/1/20	4,490,637	4,842,875
Series 00-20G, 7.39%, 7/1/20	7,676,063	8,143,989
Series 00-20I, 7.21%, 9/1/20	4,691,420	4,971,154
Series 01-20E, 6.34%, 5/1/21	10,363,902	10,830,164
Series 01-20G, 6.625%, 7/1/21	9,262,630	9,852,587
Series 03-20J, 4.92%, 10/1/23	19,040,954	19,110,937
Series 05-20F, 4.57%, 6/1/25	39,801,835	38,391,855
Series 05-20K, 5.36%, 11/1/25	33,811,407	34,467,088
Series 06-20D, 5.64%, 4/1/26	47,439,576	48,689,419
Series 06-20F, 5.82%, 6/1/26	52,450,384	54,491,936
Series 07-20F, 5.71%, 6/1/27	11,849,907	12,236,647

		282,732,685

		588,256,905
MORTGAGE-RELATED SECURITIES: 16.2%
FEDERAL AGENCY CMO & REMIC: 1.0%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.207%, 2/15/25	1,182,562	1,256,613
Trust 1995-2C 3A, 8.793%, 6/15/25	589,910	647,504
Fannie Mae
SMBS I-1, 6.50%, 4/1/09	9,479	9,499
Trust 1993-207 G, 6.15%, 4/25/23	1,674,855	1,680,104
Trust 2002-73 PM, 5.00%, 12/25/26	4,201,594	4,192,622
Trust 2002-33 A1, 7.00%, 6/25/32	4,662,930	4,925,271
Trust 2005-W4 1A2, 6.50%, 8/25/35	30,685,929	32,131,497
Trust 2001-T7 A1, 7.50%, 2/25/41	4,667,440	4,932,274
Trust 2001-T8 A1, 7.50%, 7/25/41	4,909,767	5,186,771
Trust 2001-W3 A, 7.00%, 9/25/41	1,787,698	1,862,093
Trust 2002-W6 2A1, 7.00%, 6/25/42	4,718,698	4,982,279
Trust 2002-W8 A2, 7.00%, 6/25/42	5,331,318	5,612,437
Trust 2003-W2 1A1, 6.50%, 7/25/42	9,952,257	10,414,144
Trust 2003-W2 1A2, 7.00%, 7/25/42	4,036,850	4,274,059
Trust 2003-W4 4A, 7.50%, 10/25/42	5,883,921	6,300,476
Trust 2004-T1 1A2, 6.50%, 1/25/44	9,242,874	9,616,976
Trust 2004-W2 5A, 7.50%, 3/25/44	21,125,358	22,685,206

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Freddie Mac
Series 1512 I, 6.50%, 5/15/08	$179,161	$178,835
Series 2100 GS, 6.50%, 12/15/13	6,937,641	7,186,921
Series 2430 UC, 6.00%, 9/15/16	11,187,723	11,382,669
Series 1078 GZ, 6.50%, 5/15/21	1,036,394	1,062,434
Series (GN) 16 PK, 7.00%, 8/25/23	12,152,436	12,721,655
Series T-48 1A4, 5.538%, 7/25/33	74,259,426	75,875,230
Series T-051 1A, 6.50%, 9/25/43	466,062	486,268
Series T-59 1A1, 6.50%, 10/25/43	29,717,036	31,268,063

		260,871,900
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 15.2%
Fannie Mae, 10 Year
6.00%, 1/1/12-10/1/14	22,920,979	23,448,138
Fannie Mae, 15 Year
5.50%, 1/1/14-1/1/21	378,337,842	385,041,414
6.00%, 12/1/13-8/1/22	621,777,575	637,285,805
6.50%, 1/1/13-11/1/18	143,648,403	148,633,185
7.00%, 7/1/11-11/1/18	11,884,969	12,373,369
7.50%, 9/1/15-8/1/17	47,608,157	49,685,486
Fannie Mae, 20 Year
5.50%, 1/1/23	16,064,041	16,175,244
6.50%, 1/1/22-10/1/26	29,330,452	30,207,359
Fannie Mae, 30 Year
5.00%, 3/1/34	240,070,057	234,597,422
5.50%, 6/1/33-8/1/35	253,532,971	253,932,404
6.00%, 8/25/32-11/1/35	502,237,559	511,495,847
6.50%, 12/1/32-11/1/37	413,369,052	424,468,015
7.50%, 8/1/10-7/1/19	38,203	38,949
8.00%, 1/1/09	8,013	8,089
Fannie Mae, Hybrid ARM
3.846%, 6/1/34	52,536,349	52,207,085
4.142%, 1/1/35	17,099,926	17,202,289
4.437%, 7/1/33	29,131,502	29,168,961
4.658%, 9/1/34	17,085,331	17,017,721
4.75%, 1/1/35	10,269,785	10,352,502
4.752%, 3/1/35	18,674,986	18,662,716
4.757%, 12/1/34	16,609,147	16,609,176
4.839%, 8/1/35	10,887,827	10,905,607
5.03%, 7/1/35	131,410,221	132,527,501
5.06%, 7/1/35	46,648,840	47,072,065
5.296%, 1/1/36	53,427,835	53,768,058
5.571%, 5/1/36	51,876,029	52,507,178
Fannie Mae, Multifamily DUS
Pool 555728, 4.019%, 8/1/13	379,946	369,942
Pool 555162, 4.835%, 1/1/13	17,328,708	17,506,754
Pool 760762, 4.89%, 4/1/12	16,115,000	16,292,415
Pool 555316, 4.918%, 2/1/13	4,350,393	4,407,552
Pool 735387, 4.926%, 4/1/15	13,700,556	13,804,795
Pool 555148, 4.975%, 1/1/13	4,644,598	4,715,082
Pool 555806, 5.081%, 10/1/13	3,307,384	3,371,744
Pool 461628, 5.32%, 4/1/14	10,393,869	10,708,193

	PAR VALUE	VALUE
Pool 462086, 5.355%, 11/1/15	$28,292,663	$29,086,352
Pool 545316, 5.63%, 12/1/11	4,786,209	4,956,856
Pool 323350, 5.662%, 11/1/08	1,637,127	1,639,061
Pool 545387, 5.897%, 1/1/12	5,984,206	6,252,725
Pool 545685, 5.931%, 4/1/12	23,145,433	24,230,623
Pool 545258, 5.94%, 11/1/11	964,271	1,005,866
Pool 380735, 5.965%, 10/1/08	11,330,406	11,344,417
Pool 323492, 6.012%, 1/1/09	2,524,985	2,538,751
Freddie Mac, 30 Year
8.00%, 11/1/10	7,793	7,850
8.25%, 2/1/17	3,063	3,079
8.75%, 5/1/10	12,202	12,510
Freddie Mac Gold, 15 Year
5.50%, 8/1/14-1/1/17	24,876,617	25,181,977
6.00%, 10/1/13-10/1/18	127,036,445	130,163,856
6.50%, 7/1/14-3/1/18	56,555,999	58,473,422
7.00%, 5/1/08-4/1/15	903,262	920,005
7.75%, 7/25/21	1,366,595	1,451,519
Freddie Mac Gold, 20 Year 6.50%, 10/1/26	56,182,363	57,813,748
Freddie Mac Gold, 30 Year
5.00%, 8/1/33	92,672,025	90,731,968
6.00%, 6/1/35	51,379,138	52,379,480
6.50%, 9/1/18-4/1/33	105,345,518	108,943,801
7.47%, 3/17/23	364,586	385,850
8.50%, 1/1/23	37,381	40,092
Freddie Mac Gold, Hybrid ARM
3.807%, 5/1/34	19,256,487	18,975,068
4.807%, 10/1/35	28,973,555	28,930,778
4.844%, 5/1/35	88,852,862	89,300,597
5.386%, 11/1/35	52,089,746	52,489,628
6.325%, 11/1/36	36,711,049	37,343,616
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	4,308,385	4,582,205
7.97%, 4/15/20-1/15/21	2,147,074	2,303,479

		4,098,057,241
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. 7.70%, 12/25/24	3,486,720	3,662,950

		4,362,592,091
ASSET-BACKED SECURITIES: 0.8%
STUDENT LOAN: 0.8%
SLM Student Loan Trust
Series 2006-3 A2, 5.084%, 1/25/16	2,184,245	2,185,027
Series 2006-09 A2, 5.084%, 4/25/17	37,676,567	37,573,069
Series 2007-2 A2, 5.084%, 7/25/17	124,000,000	122,874,564
Series 2006-10 A2, 5.094%, 10/25/17	52,776,428	52,794,076

		215,426,736

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
CORPORATE: 13.8%
FINANCIALS: 4.8%
Bank of America Corp. 5.30%, 3/15/17	$61,000,000	$59,314,936
8.00%, 12/15/26(c) (callable)	17,355,000	18,173,653
5.625%, 3/8/35(c)	10,000,000	8,540,770
6.625%, 5/23/36(c)	41,040,000	40,607,286
Boston Properties, Inc.
6.25%, 1/15/13	49,070,000	49,898,012
5.625%, 4/15/15	29,500,000	28,637,465
5.00%, 6/1/15	2,890,000	2,681,922
Capital One Financial Corp. 6.75%, 9/15/17	76,630,000	73,497,442
CIGNA Corp.
7.00%, 1/15/11	14,705,000	15,609,534
6.375%, 10/15/11	17,820,000	18,629,652
7.65%, 3/1/23	9,745,000	10,883,226
7.875%, 5/15/27	12,970,000	14,672,448
8.30%, 1/15/33	9,050,000	10,521,946
6.15%, 11/15/36	5,500,000	5,102,982
Citigroup, Inc. 6.125%, 11/21/17	45,000,000	46,223,730
General Electric Co. 5.041%, 11/1/12	190,000,000	187,224,290
Health Net, Inc. 6.375%, 6/1/17	18,675,000	18,211,841
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	23,000,000	22,360,025
6.50%, 9/15/37	45,000,000	43,615,305
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	28,187,000	32,636,402
5.85%, 8/1/35(c)	5,955,000	5,083,373
Kaupthing Bank hf(b),(d) (Iceland) 7.125%, 5/19/16	65,060,000	59,644,015
Safeco Corp.
4.875%, 2/1/10	15,131,000	15,137,416
7.25%, 9/1/12	13,672,000	14,732,947
Travelers Cos., Inc.
8.125%, 4/15/10	19,885,000	21,480,016
5.00%, 3/15/13	10,250,000	10,243,542
5.50%, 12/1/15	9,160,000	9,096,915
6.25%, 6/20/16	22,000,000	22,708,906
5.75%, 12/15/17	21,660,000	21,306,227
Unum Group
7.625%, 3/1/11	8,426,000	8,988,242
6.85%, 11/15/15(d)	10,200,000	10,572,065
7.19%, 2/1/28	8,500,000	8,391,021
7.25%, 3/15/28	12,130,000	12,638,538
6.75%, 12/15/28	11,633,000	11,681,731
Wachovia Corp. 5.281%, 4/23/12	186,000,000	180,305,796
6.00%, 11/15/17	46,000,000	46,307,372

	PAR VALUE	VALUE
WellPoint, Inc.
5.00%, 12/15/14	$13,070,000	$12,519,897
5.25%, 1/15/16	77,600,000	75,130,613
5.875%, 6/15/17	1,275,000	1,283,673
Wells Fargo & Co. 5.625%, 12/11/17	44,000,000	44,026,884

		1,298,322,056
INDUSTRIALS: 7.9%
AT&T, Inc. 8.00%, 11/15/31	91,955,000	112,927,453
Boston Scientific Corp.
5.45%, 6/15/14	24,085,000	22,158,200
6.40%, 6/15/16	21,905,000	20,590,700
Comcast Corp.
5.30%, 1/15/14	63,050,000	61,827,019
5.85%, 11/15/15	26,500,000	26,690,244
5.90%, 3/15/16	22,880,000	23,019,362
6.50%, 1/15/17	27,500,000	28,672,930
6.30%, 11/15/17	14,810,000	15,365,775
Covidien Ltd.(b),(d) (Bermuda) 6.00%, 10/15/17	19,550,000	20,229,050
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	74,021,892
5.50%, 10/1/15	15,265,000	14,941,351
5.875%, 12/1/16(d)	25,145,000	24,997,298
Dillard’s, Inc.
6.30%, 2/15/08	6,000,000	5,977,500
7.85%, 10/1/12	14,000,000	13,352,500
7.13%, 8/1/18	10,831,000	8,718,955
7.875%, 1/1/23	8,860,000	6,910,800
7.75%, 7/15/26	50,000	38,500
7.75%, 5/15/27	550,000	423,500
7.00%, 12/1/28	15,490,000	11,307,700
Dow Chemical Co.
4.027%, 9/30/09(d)	33,950,000	33,730,581
6.00%, 10/1/12	5,800,000	6,029,239
7.375%, 11/1/29	35,170,000	38,683,940
Ford Motor Credit Co.(g)
7.375%, 2/1/11	166,700,000	149,280,850
7.25%, 10/25/11	118,160,000	102,345,347
GMAC, LLC
7.75%, 1/19/10	6,145,000	5,732,179
6.875%, 9/15/11	201,105,000	172,044,121
6.875%, 8/28/12	20,691,000	17,191,005
8.00%, 11/1/31	209,640,000	175,861,755
HCA, Inc.
8.75%, 9/1/10	27,750,000	27,992,813
7.875%, 2/1/11	23,798,000	23,203,050
6.95%, 5/1/12	50,090,000	46,583,700
6.30%, 10/1/12	11,400,000	10,146,000
6.25%, 2/15/13	47,740,000	41,772,500
6.75%, 7/15/13	27,400,000	24,386,000

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
5.75%, 3/15/14	$20,420,000	$16,948,600
6.50%, 2/15/16	22,000,000	18,590,000
Lafarge SA(b) (France) 6.50%, 7/15/16	33,715,000	33,481,504
Liberty Media Corp.
8.50%, 7/15/29	32,630,000	31,960,857
4.00%, 11/15/29 (exchangeable)	15,970,000	10,300,650
8.25%, 2/1/30	25,143,000	24,128,254
Lockheed Martin Corp.
7.65%, 5/1/16	18,500,000	21,223,829
7.75%, 5/1/26	8,500,000	10,079,045
Macy’s, Inc.
7.625%, 8/15/13	5,900,000	6,355,834
7.45%, 10/15/16	11,675,000	11,613,800
6.90%, 4/1/29	8,080,000	7,400,011
6.90%, 1/15/32	55,984,000	51,225,640
6.70%, 7/15/34	21,275,000	19,192,007
Time Warner, Inc.
7.625%, 4/15/31	107,980,000	119,492,828
7.70%, 5/1/32	79,490,000	88,317,762
Wyeth
5.50%, 2/1/14	70,724,000	71,831,891
5.50%, 2/15/16	10,665,000	10,838,658
5.45%, 4/1/17	35,000,000	35,402,115
Xerox Corp.
7.125%, 6/15/10	18,425,000	19,303,578
6.875%, 8/15/11	135,655,000	141,912,630
6.40%, 3/15/16	10,000,000	10,232,830

		2,126,986,132
TRANSPORTATION: 1.1%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,320,000	6,981,809
8.251%, 1/15/21	1,350,058	1,566,648
4.967%, 4/1/23	13,274,493	12,660,288
5.72%, 1/15/24	25,818,507	25,888,679
5.629%, 4/1/24	29,724,645	29,633,512
5.342%, 4/1/24	19,387,326	19,018,238
5.996%, 4/1/24	25,163,000	25,652,445
Consolidated Rail Corp. 6.76%, 5/25/15	3,095,096	3,357,127
CSX Corp. 9.75%, 6/15/20	5,351,000	6,908,515
FedEx Corp. 6.72%, 7/15/23	16,722,122	17,914,088
Norfolk Southern Corp.
7.70%, 5/15/17	13,000,000	14,721,226
9.75%, 6/15/20	7,389,000	10,083,369
Union Pacific Corp.
6.125%, 1/15/12	15,720,000	16,387,864
6.50%, 4/15/12	3,550,000	3,752,400
5.375%, 5/1/14	2,935,000	2,884,706
4.875%, 1/15/15	8,320,000	7,930,033

	PAR VALUE	VALUE
6.33%, 1/2/20	$33,981,213	$36,197,506
5.866%, 7/2/30	36,921,430	40,041,291
6.176%, 1/2/31	23,175,000	24,729,527

		306,309,271

		3,731,617,459

TOTAL FIXED INCOME SECURITIES (Cost $8,915,379,385)		$8,897,893,191

SHORT-TERM INVESTMENTS: 1.1%
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	25,547,179	25,547,179

REPURCHASE AGREEMENT: 1.0%
Fixed Income Clearing Corporation(f) 3.75%, 1/2/08, maturity value $276,971,690	276,914,000	276,914,000

TOTAL SHORT-TERM INVESTMENTS (Cost $302,461,179)		$302,461,179

TOTAL INVESTMENTS (Cost $23,430,033,485)	100.0%	$26,938,310,048
OTHER ASSETS LESS LIABILITIES	0.0%	(5,936,851)

NET ASSETS	100.0%	$26,932,373,197

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, all such securities in total represented $149,173,009 or 0.6% of total net assets.

(e)	Rounds to 0.0%
(f)

Repurchase agreement is collateralized by Fannie Mae 3.875%, 7/15/08; Federal Home Loan Bank 4.97%, 8/18/08; Freddie Mac Discount Note 0.00%, 8/18/08; and U.S. Treasury Inflation-Indexed Note 0.875%, 4/15/10; total collateral value is $282,456,488.

(g)	Subsidiary (see Note below)

Note: Except as noted, investments are grouped by parent company. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depository Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007
ASSETS:
Investments, at value (cost $23,430,033,485)	$26,938,310,048
Receivable for investments sold	71,755,398
Receivable for paydowns on mortgage-backed securities	2,995,102
Receivable for Fund shares sold	12,734,706
Dividends and interest receivable	123,475,975
Prepaid expenses and other assets	142,419

27,149,413,648

LIABILITIES:
Payable for investments purchased	60,714,418
Payable for Fund shares redeemed	143,211,503
Management fees payable	11,595,594
Accrued expenses	1,518,936

217,040,451

NET ASSETS	$26,932,373,197

NET ASSETS CONSIST OF:
Paid in capital	$22,990,831,971
Undistributed net investment income	—
Undistributed net realized gain on investments	433,264,663
Net unrealized appreciation on investments	3,508,276,563

$26,932,373,197

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	332,503,144
Net asset value per share	$81.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2007
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,923,512)	$340,971,654
Interest	546,058,888

887,030,542

EXPENSES:
Management fees	142,298,069
Custody and fund accounting fees	419,917
Transfer agent fees	4,635,252
Professional services	160,819
Shareholder reports	2,074,697
Registration fees	337,288
Trustees’ fees	179,000
Miscellaneous	466,503

150,571,545

NET INVESTMENT INCOME	736,458,997

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain	1,956,206,007
Net change in unrealized appreciation	(2,205,494,423)

Net realized and unrealized loss	(249,288,416)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$487,170,581

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$736,458,997	$636,379,100
Net realized gain	1,956,206,007	1,120,034,743
Net change in unrealized appreciation	(2,205,494,423)	1,552,806,112

Net increase in net assets from operations	487,170,581	3,309,219,955

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(755,711,777)	(653,483,566)
Net realized gain	(1,662,945,292)	(969,143,303)

Total distributions	(2,418,657,069)	(1,622,626,869)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	3,783,203,996	3,661,818,984
Reinvestment of distributions	2,319,059,647	1,554,510,730
Cost of shares redeemed	(4,696,208,213)	(3,056,236,439)

Net increase from Fund share transactions	1,406,055,430	2,160,093,275

Total increase (decrease) in net assets	(525,431,058)	3,846,686,361

NET ASSETS:
Beginning of year	27,457,804,255	23,611,117,894

End of year (including undistributed net investment income of $0 and $6,332,329, respectively)	$26,932,373,197	$27,457,804,255

SHARE INFORMATION:
Shares sold	42,672,570	42,976,777
Distributions reinvested	27,828,536	17,977,977
Shares redeemed	(53,297,703)	(35,942,189)

Net increase in shares outstanding	17,203,403	25,012,565

PAGE 11 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT
ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the- counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”).

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a

DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND
DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At December 31, 2007 investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the years ended December 31, 2007 and 2006 were characterized as follows for federal income tax purposes:

	2007	2006
Ordinary income	$822,777,430	$677,362,327
	($2.575 per share)	($2.279 per share)

Long-term capital gain	$1,595,879,639	$945,264,542
	($5.072 per share)	($3.124 per share)

At December 31, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,325,387,512
Unrealized depreciation	(817,110,949)

Net unrealized appreciation	3,508,276,563
Undistributed ordinary income	4,759,571
Undistributed long-term capital gain	428,505,092

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2007, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $6,688,712,590 and $5,206,885,650 respectively. For the year ended December 31, 2007, purchases and sales of U.S. government securities aggregated $1,936,129,404 and $2,550,079,011, respectively.

PAGE 13 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 5—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted, the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At December 31, 2007, FIN 48 was applied to the period from January 1, 2004 through December 31, 2007, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures; however, it is not expected to have a material impact on the Fund’s net assets or results of operations.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of year	$87.08	$81.34	$79.35	$73.04	$60.75
Income from investment operations:
Net investment income	2.35	2.21	1.84	1.60	1.66
Net realized and unrealized gain (loss)	(0.78)	8.93	3.31	7.99	12.96

Total from investment operations	1.57	11.14	5.15	9.59	14.62

Distributions to shareholders from:
Net investment income	(2.37)	(2.20)	(1.84)	(1.60)	(1.66)
Net realized gain	(5.28)	(3.20)	(1.32)	(1.68)	(0.67)

Total distributions	(7.65)	(5.40)	(3.16)	(3.28)	(2.33)

Net asset value, end of year	$81.00	$87.08	$81.34	$79.35	$73.04

Total return	1.74%	13.84%	6.59%	13.31%	24.44%
Ratios/supplemental data:
Net assets, end of year (millions)	$26,932	$27,458	$23,611	$20,741	$13,196
Ratios of expenses to average net assets	0.53%	0.52%	0.53%	0.54%	0.54%
Ratios of net investment income to average net assets	2.59%	2.52%	2.15%	1.97%	2.40%
Portfolio turnover rate	27%	20%	18%	18%	19%

See accompanying Notes to Financial Statements

DODGE & COX BALANCED FUND ▪ PAGE 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Balanced Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

SPECIAL 2007 TAX INFORMATION

(unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund designates $349,155,342 of its distributions paid to shareholders in 2007 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 15%).

For shareholders that are corporations, the Fund designates 32% of its ordinary dividends (including short-term gains) paid to shareholders in 2007 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

BOARD APPROVAL OF FUNDS’
INVESTMENT MANAGEMENT
AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 19, 2007, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2008. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers

PAGE 15 ▪ DODGE & COX BALANCED FUND

identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ Prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 3, 2007 and again on December 19, 2007 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT
OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s

DODGE & COX BALANCED FUND ▪ PAGE 16

peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The performance information prepared by Morningstar® and Dodge & Cox demonstrated consistently favorable performance over the long term in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all third party research and distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of Dodge & Cox, which along with excellent performance, has been a defining characteristic of Dodge & Cox for many years. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that many of the separate accounts were opened decades ago when fees were lower, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering

PAGE 17 ▪ DODGE & COX BALANCED FUND

advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. The Board noted that the considerable efficiencies of the Funds’ organization and fee structure have been realized by shareholders at the outset of their investment (i.e., from the first dollar), as a result of management fee rates that start lower than industry and many peer group averages and management fees and overall expense ratios that are lower than averages for peer group funds with approximately the same level of assets. Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process and the avoidance of distribution and marketing structures whose costs would ultimately be borne by shareholders of the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX BALANCED FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
David H. Longhurst (50)	Treasurer (Officer since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 19 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

12/07 IF AR       Printed on recycled paper

2007

Annual Report

December 31, 2007

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 4.7% for 2007, compared to 7.0% for the Lehman Brothers Aggregate Bond Index (LBAG). Longer-term returns can be found on page three. At year end, the Fund had net assets of $15.9 billion with a cash position of 4.3%.

Financial markets were particularly volatile in the second half of 2007, primarily related to issues surrounding subprime mortgage lending and falling home prices. While the Fund had no direct subprime Mortgage-Backed Securities (MBS) exposure, it was significantly impacted by the effect the subprime crisis had on Corporate and high quality Agency MBS. In this volatile and uncertain environment, the safe and liquid U.S. Treasury sector posted strong returns, outperforming all other major sectors of the U.S. bond market. In contrast, Corporate bonds and MBS, as measured by Lehman Brothers indices, registered their worst-ever annual returns relative to Treasuries. The Lehman Treasury Index returned 9.0% for the year, while the Lehman (investment grade) Corporate Index returned 4.6% and the Lehman MBS Index (100% Government or Government Sponsored Enterprise (GSE)-guaranteed securities) returned 6.9%.

SUBPRIME MORTGAGE RECAP

In the spring of 2007, delinquencies on recently-originated subprime mortgage loans began rising at an unprecedented rate. This led to significant price declines of subprime MBS and related derivative securities [e.g., Collateralized Debt Obligations (CDOs)] due to increased loss expectations, some forced selling by entities holding them, and vastly reduced liquidity. Rating agencies downgraded thousands of subprime MBS and related securities and belatedly acknowledged the risks associated with them.

Subprime concerns spilled over into other markets for a variety of reasons. For one, there has been a lack of transparency about which entities have subprime mortgage exposure and in what quantity, as subprime MBS became the building blocks for a wide variety of often complex financial instruments. In addition, losses related to troubled mortgage loans take time to be realized as the process of loan delinquency, foreclosure, forced sale and realized loss runs its course. In fact, most of the announcements regarding subprime-related losses were estimates of losses that will not be realized for months or even years. This has added considerably to the uncertainty in estimating total losses. Finally, companies in the Financials sector have been weakened by the subprime-related turmoil because many have retained exposure on their balance sheets, brought exposures back onto their balance sheets, and/or have subprime-related securities in their investment portfolios. Taken together, these effects have put additional pressure on an already declining housing market, sparked the risk of credit rationing from retrenching financial institutions, and raised the specter of broader economic weakness.

2007 PERFORMANCE REVIEW

The Fund underperformed the LBAG by 2.3% for the year. Much of the “collateral damage” inflicted by the subprime turmoil on the Fund’s 2007 performance has come in the form of a dramatic underperformance by corporate securities (particularly lower-rated ones) over the last six months of the year. Even corporate issuers whose businesses are unrelated to the mortgage or housing industries have been significantly affected. Investors are concerned that tighter credit conditions, higher relative corporate borrowing costs, and a general slowing of economic growth could reduce corporate profits and borrowers’ ability to repay debt. As the Fund entered the second half of 2007 with an overweight of corporate securities, their poor performance detracted from the Fund’s relative performance. In addition, several of the Fund’s corporate holdings were meaningfully affected. In particular, the bonds of Ford Motor Credit and GMAC (together comprising 5.5% of the Fund) performed very poorly, as did holdings of Dillard’s Department Stores. Further, the difficulties experienced by the Financials sector led to significant underperformance for holdings of Kaupthing Bank, JP Morgan Chase, HSBC and Bank of America.

The Fund’s mortgage-related investments are in Government or GSE-guaranteed “prime” MBS, predominantly the latter. Despite the Fannie Mae or

PAGE 1 ▪ DODGE & COX INCOME FUND

Freddie Mac guarantee of timely payment of principal and interest on these securities1, the GSE-guaranteed MBS market was not immune from the turmoil and substantially trailed Treasury returns in 2007. MBS yield premiums relative to Treasuries approximately doubled over the second half of the year, rising to levels last seen in 2001. Since MBS comprise nearly half (over 47%) of the Fund, the weak performance from this sector detracted from relative returns as well.

Finally, the Fund’s duration (a measure of a bond portfolio’s price exposure to changing interest rates) was lower than the LBAG throughout 2007, a positioning largely achieved by holding much shorter Treasury securities than the LBAG. As interest rates fell, this positioning meant that the Fund’s U.S. Treasury holdings participated to a much smaller degree in the strong Treasury rally in the second half of the year than did the Treasuries in the LBAG.

On the positive side, the Fund’s nominal yield advantage translated into a greater income stream than the LBAG and added to relative returns.

INVESTMENT STRATEGY

Our investment approach is characterized by a three-to-five year investment horizon, independent research of the fundamental and structural properties of each investment, and a focus on the income component of total return. This approach typically leads us to overweight the higher-yielding Corporate and MBS sectors of the bond market. In the wake of their substantial underperformance during the second half of 2007, we believe that the current valuation of many securities in these sectors is very attractive. In addition, the higher yield premiums offered by these securities have created a large yield advantage at year end for the Fund relative to the LBAG.

We made a number of portfolio changes in 2007, primarily during the second half of the year. Among corporate securities, we selectively increased the Fund’s weighting. We initiated positions in eight new companies, three of them banks or finance companies, as we sought to take advantage of the broad weakness of this sector to establish positions in companies with dominant franchises and good long-term prospects. We also added to several existing holdings at substantially more attractive valuations. The net result of these changes was a 4.0% increase in the Corporate weighting, to 34.6% of the Fund. The Fund features 40 corporate issuers representing over 15 distinct industries, providing a substantial amount of economic diversification. The yield-to-maturity of this portion of the Fund is 7.2% (compared to approximately 4% for the Treasury sector), offering attractive income generation potential2. A slowing or shrinking U.S. economy does increase the risk of lending to corporations; however, the magnitude of current yield premiums would seem to reward the corporate bond investor well for taking these risks. Importantly, we spend a significant amount of our time understanding the companies we invest in and examining their ability to withstand difficult operating environments. While no guarantee, these efforts have allowed the Fund to navigate past periods of stress, be they macroeconomic or related to a specific industry or company.

Within the MBS sector, we increased the Fund’s holdings of GSE-guaranteed MBS by 4.7% to 47.3%. In our view, these securities were very attractively priced, particularly given that the principal and interest payments are guaranteed by Fannie Mae or Freddie Mac. Therefore, we do not believe there is significant credit risk in this part of the Fund. Further, we expect a more muted prepayment response to the low absolute level of interest rates than otherwise might be the case, as the mortgage lending environment is tighter than at any point in recent history. Despite these attributes, yield premiums for GSE-guaranteed MBS have doubled over the past six months. We are encouraged by the relative prospects for this part of the Fund.

We continue to position the Fund with a shorter duration than that of the LBAG. Anticipating economic weakness, a recession, or worse, fixed income investors have pushed U.S. Treasury rates down to levels last seen in 2003, when the world was a far different place. Back then, global economic growth was sluggish, disinflation ruled the day, and there was legitimate concern over the possibility of deflation. As we survey the situation at the end of 2007, the inflation outlook is not nearly as benign, despite the near-term slowdown in the economy. A trip to the gas station or supermarket provides ample evidence of

DODGE & COX INCOME FUND ▪ PAGE 2

this. Outside of these more volatile items, “core” consumer inflation remains at or above 2%, approximately double the rate four years ago. In fact, using current market expectations for inflation over the next ten years (2.3% per the Treasury Inflation-Protected Securities market), the investor in 10-year U.S. Treasuries has the opportunity to lock in a “real” (i.e., after-inflation) return of 1.7% for that period. We find this potential return unappealing and believe that interest rates are likely to rise from these low levels.

The Fund’s Treasury holdings continue to be short in maturity, protecting them from significant price declines if interest rates do rise. The longer-maturity holdings in the Fund are corporate securities with far more substantial income streams to mitigate the price declines associated with rising interest rates.

IN CLOSING

In this market environment we are guided by our investment compass: investing with an extended time horizon, focusing intensely on individual company research and structural analysis, paying close attention to the risks associated with each investment, and exercising price discipline. This fundamental approach has served the Fund well over many market cycles, and we will continue to utilize it diligently on your behalf in the years ahead.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Vice President

February 14, 2008

[1]	The U.S. Government does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.
[2]	“Yield-to-maturity” is the return anticipated if the bond is held to the maturity date. The Fund’s actual SEC yield may be substantially different.

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON DECEMBER 31, 1997

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED DECEMBER 31, 2007

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	4.68%	4.31%	6.00%
Lehman Brothers Aggregate Bond Index (LBAG)	6.96	4.42	5.97

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

PAGE 3 ▪ DODGE & COX INCOME FUND

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended December 31, 2007	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,034.40	$2.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	2.22
*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	December 31, 2007

GENERAL INFORMATION
Net Asset Value Per Share	$12.51
Total Net Assets (billions)	$15.9
30-Day SEC Yield(a)	5.53%
2007 Expense Ratio	0.44%
2007 Portfolio Turnover Rate	27%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 18 years, and by the Investment Policy Committee, whose 12 members’ (for fixed income decisions) average tenure is 21 years.

PORTFOLIO CHARACTERISTICS	Fund	LBAG
Number of Fixed Income Securities	471	9193
Effective Maturity (years)	6.2	7.1
Effective Duration (years)	3.8	4.4

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
GMAC, LLC	2.8%
Ford Motor Credit Co.	2.7
Time Warner, Inc.	2.2
HCA, Inc.	2.2
Comcast Corp.	1.6

CREDIT QUALITY(d)	Fund	LBAG
U.S. Government & Government Related	59.0%	70.6%
Aaa	2.3	8.6
Aa	6.9	5.3
A	5.6	8.2
Baa	11.9	7.3
Ba	4.7	0.0
B	3.2	0.0
Caa	2.1	0.0
Cash Equivalents	4.3	0.0
Average Quality	Aa2	Aa1

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	LBAG
U.S. Treasury & Government Related	11.7%	32.0%
Mortgage-Related Securities	47.4	38.6
Asset-Backed Securities/CMBS(b)	2.0	6.5
Corporate	34.6	19.6
Non-Corporate Yankee	0.0	3.3
Cash Equivalents	4.3	0.0

MATURITY DIVERSIFICATION	Fund	LBAG
0-1 Years to Maturity	10.3%	0.0%
1-5	48.9	45.8
5-10	29.4	42.7
10-15	1.5	3.0
15-20	1.0	2.3
20-25	6.7	2.6
25 and Over	2.2	3.6

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. The LBAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the LBAG methodology, the Fund’s average credit quality would be Aa3. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES: 95.7%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 11.7%
U.S. TREASURY: 8.8%
U.S. Treasury Notes
3.00%, 2/15/08	$150,000,000	$149,941,350
4.875%, 4/30/08	175,000,000	175,847,700
3.25%, 8/15/08	200,000,000	199,906,200
3.125%, 10/15/08	325,000,000	324,441,325
3.25%, 1/15/09	300,000,000	300,515,700
4.75%, 2/28/09	250,000,000	254,609,500

		1,405,261,775
GOVERNMENT RELATED: 2.9%
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	192,042	195,180
Series 92-20B, 8.10%, 2/1/12	232,166	235,115
Series 92-20C, 8.20%, 3/1/12	484,898	492,012
Series 92-20D, 8.20%, 4/1/12	410,480	417,230
Series 92-20G, 7.60%, 7/1/12	858,594	869,721
Series 92-20H, 7.40%, 8/1/12	542,208	549,691
Series 92-20I, 7.05%, 9/1/12	681,452	690,912
Series 92-20J, 7.00%, 10/1/12	1,038,318	1,053,792
Series 92-20K, 7.55%, 11/1/12	1,012,691	1,031,510
Series 92-20L, 7.45%, 12/1/12	464,869	473,867
Series 93-20B, 7.00%, 2/1/13	728,724	739,959
Series 93-20C, 6.50%, 3/1/13	2,462,651	2,496,692
Series 93-20D, 6.75%, 4/1/13	819,131	832,358
Series 93-20E, 6.55%, 5/1/13	3,210,662	3,261,767
Series 93-20F, 6.65%, 6/1/13	941,899	958,373
Series 93-20L, 6.30%, 12/1/13	1,474,055	1,500,620
Series 94-20A, 6.50%, 1/1/14	1,839,362	1,872,177
Series 94-20D, 7.70%, 4/1/14	444,150	459,840
Series 94-20E, 7.75%, 5/1/14	1,795,497	1,851,480
Series 94-20F, 7.60%, 6/1/14	1,098,578	1,133,024
Series 94-20G, 8.00%, 7/1/14	873,210	900,737
Series 94-20H, 7.95%, 8/1/14	709,514	732,607
Series 94-20I, 7.85%, 9/1/14	924,820	955,503
Series 94-20K, 8.65%, 11/1/14	713,698	743,863
Series 94-20L, 8.40%, 12/1/14	651,210	678,484
Series 95-20A, 8.50%, 1/1/15	208,320	216,497
Series 95-20C, 8.10%, 3/1/15	593,146	616,395
Series 97-20E, 7.30%, 5/1/17	1,381,811	1,440,539
Series 97-20J, 6.55%, 10/1/17	1,842,263	1,903,229
Series 98-20C, 6.35%, 3/1/18	8,051,287	8,302,902
Series 98-20H, 6.15%, 8/1/18	2,680,548	2,758,338
Series 98-20L, 5.80%, 12/1/18	1,486,336	1,521,656
Series 99-20C, 6.30%, 3/1/19	1,903,488	1,961,615
Series 99-20G, 7.00%, 7/1/19	4,365,907	4,572,275
Series 99-20I, 7.30%, 9/1/19	1,391,248	1,466,362
Series 01-20G, 6.625%, 7/1/21	10,912,618	11,607,666
Series 01-20L, 5.78%, 12/1/21	24,008,449	24,787,226
Series 02-20L, 5.10%, 12/1/22	6,031,874	6,047,266
Series 04-20L, 4.87%, 12/1/24	7,181,194	7,143,194
Series 05-20B, 4.625%, 2/1/25	9,871,706	9,723,414

	PAR VALUE	VALUE
Series 05-20C, 4.95%, 3/1/25	$6,685,999	$6,578,135
Series 05-20E, 4.84%, 5/1/25	18,834,614	18,468,513
Series 05-20G, 4.75%, 7/1/25	17,879,053	17,552,851
Series 05-20I, 4.76%, 9/1/25	20,436,442	20,186,592
Series 06-20A, 5.21%, 1/1/26	20,650,132	20,923,586
Series 06-20B, 5.35%, 2/1/26	5,992,769	6,125,707
Series 06-20C, 5.57%, 3/1/26	30,759,591	31,638,648
Series 06-20G, 6.07%, 7/1/26	52,838,683	55,471,455
Series 06-20J, 5.37%, 10/1/26	17,627,818	17,951,509
Series 06-20L, 5.12%, 12/1/26	13,798,644	13,891,088
Series 07-20A, 5.32%, 1/1/27	27,830,504	28,275,670
Series 07-20C, 5.23%, 3/1/27	42,213,896	42,327,464
Series 07-20D, 5.32%, 4/1/27	42,638,697	43,081,168
Series 07-20G, 5.82%, 7/1/27	30,445,000	31,602,163

		463,269,637

		1,868,531,412
MORTGAGE-RELATED SECURITIES: 47.4%
FEDERAL AGENCY CMO & REMIC: 3.3%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	404,942	444,198
Trust 1997-2Z, 7.50%, 6/15/27	29,415,632	31,508,752
Trust 1998-1 1A, 8.177%, 10/15/27	1,111,754	1,198,719
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	5,345,934	5,378,831
Trust 1998-58 PX, 6.50%, 9/25/28	2,747,577	2,840,730
Trust 1998-58 PC, 6.50%, 10/25/28	16,091,027	16,651,659
Series 2001-69 PQ, 6.00%, 12/25/31	24,365,908	24,890,175
Trust 2002-33 A1, 7.00%, 6/25/32	5,298,055	5,596,129
Trust 2001-T4 A1, 7.50%, 7/25/41	4,673,507	4,961,612
Trust 2001-T10 A1, 7.00%, 12/25/41	7,520,922	7,848,633
Trust 2002-90 A1, 6.50%, 6/25/42	10,009,797	10,398,574
Trust 2002-W6 2A1, 7.00%, 6/25/42	8,423,254	8,893,767
Trust 2002-W8 A2, 7.00%, 6/25/42	4,287,238	4,513,303
Trust 2003-W2 1A2, 7.00%, 7/25/42	26,095,476	27,628,872
Trust 2003-W4 3A, 7.00%, 10/25/42	7,775,180	8,211,423
Trust 2003-07 A1, 6.50%, 12/25/42	10,701,008	11,193,340
Trust 2003-W1 1A1, 6.50%, 12/25/42	15,834,539	16,370,328
Trust 2003-W1 2A, 7.50%, 12/25/42	7,202,943	7,579,569
Trust 2004-W2 5A, 7.50%, 3/25/44	33,402,349	35,868,701
Trust 2004-W8 3A, 7.50%, 6/25/44	20,148,759	21,656,743
Trust 2005-W1 1A3, 7.00%, 10/25/44	18,391,909	19,440,003
Trust 2001-79 BA, 7.00%, 3/25/45	2,341,230	2,473,275
Trust 2006-W1 1A1, 6.50%, 12/25/45	2,457,034	2,593,196
Trust 2006-W1 1A2, 7.00%, 12/25/45	16,302,293	17,556,828
Trust 2006-W1 1A3, 7.50%, 12/25/45	260,451	282,346
Trust 2006-W1 1A4, 8.00%, 12/25/45	19,622,335	21,509,262
Trust 2007-W10 1A, 6.18%, 8/25/47	110,160,725	112,103,244
Trust 2007-W10 2A, 6.157%, 8/25/47	28,273,522	28,674,486
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	494,565	493,735
Series 1601 PJ, 6.00%, 10/15/08	2,380,206	2,376,231
Series 2439 LG, 6.00%, 9/15/30	7,574,577	7,646,399

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Series 3312 AB, 6.50%, 6/15/32	$34,839,430	$36,399,327
Series T-48 1A, 7.096%, 7/25/33	7,292,573	7,717,887
Ginnie Mae Series 1999-29 PB, 7.25%, 7/16/28	2,301,268	2,346,160

		515,246,437
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 44.0%
Fannie Mae, 10 Year
6.00%, 11/1/16	19,971,728	20,471,172
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/22	429,238,709	436,361,350
6.00%, 4/1/13-8/1/22	1,058,429,787	1,084,383,515
6.50%, 11/1/12-11/1/18	167,460,777	173,378,414
7.00%, 7/1/08-12/1/11	1,042,334	1,066,621
7.50%, 11/1/14-8/1/17	16,337,425	17,053,580
Fannie Mae, 20 Year
6.50%, 4/1/19-10/1/24	58,225,557	60,293,144
Fannie Mae, 30 Year
4.50%, 8/1/33-11/1/33	119,844,029	113,612,463
5.00%, 11/1/33-3/1/34	296,418,758	289,661,600
5.50%, 10/1/33-8/1/35	425,141,888	425,686,216
6.00%, 11/1/28-3/1/36	1,332,174,392	1,357,785,044
6.50%, 12/1/32-11/1/37	487,251,642	499,522,419
7.00%, 4/1/32	3,402,719	3,588,123
8.00%, 1/1/12-8/1/22	115,698	119,542
Fannie Mae, Hybrid ARM
4.131%, 12/1/36	32,600,777	32,499,972
4.226%, 9/1/34	17,574,820	17,626,675
4.26%, 1/1/35	17,804,006	17,685,289
4.482%, 7/1/34	20,774,827	20,597,851
4.483%, 1/1/35	54,950,752	54,467,275
4.488%, 1/1/35	14,339,419	14,028,154
4.50%, 6/1/35-7/1/35	26,000,499	25,868,191
4.543%, 8/1/34	22,580,480	22,588,761
4.598%, 10/1/34	20,886,412	20,797,042
4.647%, 8/1/35	20,102,304	19,935,440
4.657%, 1/1/36	38,041,407	37,796,336
4.689%, 8/1/34	5,087,579	5,155,594
4.733%, 7/1/35	16,043,926	15,995,495
4.756%, 7/1/35	16,781,520	16,755,961
4.762%, 10/1/35	28,236,038	28,204,000
4.768%, 11/1/36	23,397,887	23,367,106
4.781%, 8/1/35	50,222,183	50,161,691
4.808%, 1/1/36	30,618,235	30,637,422
4.866%, 12/1/35	19,129,448	19,148,582
4.885%, 10/1/35	15,249,043	15,237,815
4.998%, 4/1/35	26,482,984	26,593,833
5.001%, 9/1/35	21,215,295	21,257,058
5.04%, 7/1/35	122,132,664	123,191,077
5.092%, 7/1/35	17,780,017	17,883,579
5.247%, 1/1/37	29,222,272	29,445,685
5.291%, 11/1/35	17,625,803	17,921,372

	PAR VALUE	VALUE
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	$13,590,000	$13,519,764
Pool 555162, 4.835%, 1/1/13	16,957,379	17,131,609
Pool 555191, 4.866%, 2/1/13	15,683,102	15,866,561
Pool 888559, 5.425%, 6/1/17	36,536,865	37,550,365
Pool 888015, 5.55%, 11/1/16	47,877,263	48,836,977
Pool 555172, 5.677%, 12/1/12	2,558,142	2,661,213
Pool 545987, 5.88%, 9/1/12	24,987,604	26,233,482
Pool 545685, 5.931%, 4/1/12	22,048,056	23,081,795
Pool 545708, 6.056%, 5/1/12	2,512,354	2,633,137
Pool 545547, 6.088%, 3/1/12	12,631,465	13,257,956
Pool 545209, 6.135%, 10/1/11	24,785,012	25,974,584
Pool 545059, 6.224%, 5/1/11	22,400,677	23,449,353
Pool 545179, 6.253%, 9/1/11	16,860,753	17,735,116
Pool 323822, 6.38%, 7/1/09	1,186,232	1,207,769
Freddie Mac, 30 Year
7.50%, 10/1/08	135	135
8.00%, 5/1/09	123	123
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	9,877,333	10,117,731
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	146,716,088	148,665,429
6.00%, 4/1/13-2/1/22	182,286,319	186,616,342
6.50%, 2/1/11-9/1/18	62,562,794	64,774,378
7.00%, 11/1/08-3/1/12	1,107,996	1,137,088
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	69,178,264	69,548,196
6.00%, 7/1/25	16,701,611	17,029,620
6.50%, 7/1/21-10/1/26	45,468,407	46,812,206
Freddie Mac Gold, 30 Year
4.50%, 7/1/33	25,661,380	24,281,570
6.00%, 2/1/33-3/1/35	107,582,075	109,589,112
6.50%, 5/1/17-9/1/37	103,555,268	106,026,534
7.00%, 4/1/31	20,820,899	21,891,044
7.90%, 2/17/21	2,486,613	2,649,539
Freddie Mac Gold, Hybrid ARM
3.335%, 9/1/33	88,293,260	87,960,034
4.148%, 1/1/35	15,776,434	15,580,150
4.16%, 3/1/35	10,531,347	10,568,114
4.326%, 8/1/34	12,021,865	11,936,478
4.408%, 9/1/35	31,375,445	31,358,729
4.498%, 4/1/35	8,129,068	8,110,852
4.594%, 4/1/36	35,160,857	35,385,987
4.671%, 8/1/35	15,729,194	15,783,742
4.722%, 2/1/34	61,893,166	61,593,107
4.724%, 8/1/35	19,075,830	19,019,096
4.832%, 2/1/35	11,492,272	11,532,234
4.852%, 10/1/35	21,469,497	21,426,821
4.855%, 1/1/36	22,056,212	22,109,542
5.131%, 1/1/36	66,647,405	67,060,904
5.17%, 5/1/37	27,645,085	27,856,704
5.302%, 1/1/37	36,279,833	36,523,252

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
5.342%, 7/1/37	$69,515,127	$69,820,483
5.465%, 3/1/37	46,266,784	46,920,583
5.553%, 4/1/37	67,323,214	68,209,539
5.84%, 8/1/36	26,100,775	26,409,404
5.914%, 1/1/36	20,459,070	20,614,949
Ginnie Mae, 15 Year 7.00%, 4/15/09	164,615	166,093
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,928,945	2,047,822
7.50%, 9/15/17 - 5/15/25	6,394,177	6,804,011
7.80%, 6/15/20 - 1/15/21	1,689,987	1,801,304

		7,012,709,121
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust 8.50%, 6/25/34(b)	12,408,711	13,607,270

		7,541,562,828
ASSET-BACKED SECURITIES: 2.0%
STUDENT LOAN: 2.0%
SLM Student Loan Trust
Series 2007-1 A1, 5.054%, 4/25/12	7,490,306	7,492,677
Series 2005-10 A2, 5.094%, 4/27/15	4,891,037	4,890,988
Series 2006-8 A2, 5.084%, 10/25/16	32,958,809	32,775,855
Series 2006-7 A2, 5.074%, 10/25/16	22,417,009	22,430,295
Series 2007-2 A2, 5.084%, 7/25/17	183,000,000	181,339,074
Series 2007-3 A2, 5.094%, 10/25/17	10,000,000	9,948,546
Series 2006-4 A2, 5.084%, 4/25/18	4,047,045	4,047,086
Series 2006-3A 4, 5.164%, 7/25/19	56,000,000	56,000,000

		318,924,521
CORPORATE: 34.6%
FINANCIALS: 10.3%
Bank of America Corp. 5.30%, 3/15/17	105,000,000	102,099,480
8.00%, 12/15/26(a) (callable)	14,550,000	15,236,338
5.625%, 3/8/35(a)	21,450,000	18,319,952
6.625%, 5/23/36(a)	64,360,000	63,681,406
Boston Properties, Inc.
6.25%, 1/15/13	60,782,000	61,807,641
5.625%, 4/15/15	35,160,000	34,131,975
5.00%, 6/1/15	17,444,000	16,188,047
Capital One Financial Corp. 6.75%, 9/15/17	130,000,000	124,685,730
CIGNA Corp.
7.00%, 1/15/11	13,665,000	14,505,561
6.375%, 10/15/11	28,755,000	30,061,483
7.65%, 3/1/23	3,597,000	4,017,133
7.875%, 5/15/27	27,840,000	31,494,291
8.30%, 1/15/33	7,375,000	8,574,514
6.15%, 11/15/36	38,000,000	35,256,970
Citigroup, Inc. 6.125%, 11/21/17	77,000,000	79,093,938
Health Net, Inc. 6.375%, 6/1/17	29,000,000	28,280,771

	PAR VALUE	VALUE
HSBC Holdings PLC(b) (United Kingdom)
6.50%, 5/2/36	$41,875,000	$40,709,828
6.50%, 9/15/37	78,475,000	76,060,246
JPMorgan Chase & Co. 8.75%, 9/1/30(a)	26,355,000	30,515,216
5.875%, 3/15/35(a)	14,625,000	12,537,296
5.85%, 8/1/35(a)	22,090,000	18,856,709
Kaupthing Bank hf(b),(c) (Iceland) 7.125%, 5/19/16	107,308,000	98,375,038
Safeco Corp.
4.875%, 2/1/10	15,150,000	15,156,424
7.25%, 9/1/12	18,122,000	19,528,267
Travelers Cos., Inc.
8.125%, 4/15/10	21,575,000	23,305,574
5.00%, 3/15/13	17,118,000	17,107,216
5.50%, 12/1/15	14,067,000	13,970,121
6.25%, 6/20/16	44,360,000	45,789,412
5.75%, 12/15/17	35,955,000	35,367,747
Unum Group
7.625%, 3/1/11	11,484,000	12,250,293
6.85%, 11/15/15(b)	21,150,000	21,921,488
7.19%, 2/1/28	11,640,000	11,490,764
7.25%, 3/15/28	25,680,000	26,756,608
6.75%, 12/15/28	7,956,000	7,989,328
Wachovia Corp.
5.281%, 4/23/12	154,460,000	149,731,362
6.00%, 11/15/17	80,000,000	80,534,560
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	7,965,683
5.00%, 12/15/14	15,610,000	14,952,991
5.25%, 1/15/16	121,440,000	117,575,536
Wells Fargo & Co.
5.625%, 12/11/17	76,000,000	76,046,436

		1,641,929,373
INDUSTRIALS: 21.0%
AT&T, Inc.
8.00%, 11/15/31	159,915,000	196,387,294
Boston Scientific Corp.
5.45%, 6/15/14	32,375,000	29,785,000
6.25%, 11/15/15	15,000,000	14,100,000
6.40%, 6/15/16	46,602,000	43,805,880
Comcast Corp.
5.30%, 1/15/14	75,040,000	73,584,449
5.85%, 11/15/15	24,960,000	25,139,188
5.90%, 3/15/16	33,925,000	34,131,637
6.50%, 1/15/17	41,870,000	43,655,839
6.30%, 11/15/17	31,360,000	32,536,847
5.875%, 2/15/18	52,600,000	52,441,516
Covidien Ltd.(b),(c) (Bermuda)
6.00%, 10/15/17	32,700,000	33,835,802

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS	December 31, 2007

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Cox Communications, Inc.
5.45%, 12/15/14	$105,760,000	$103,648,290
5.875%, 12/1/16(b)	78,390,000	77,929,537
Dillard’s, Inc.
6.625%, 11/15/08	4,985,000	4,953,844
9.50%, 9/1/09	550,000	556,875
7.13%, 8/1/18	24,015,000	19,332,075
7.75%, 7/15/26	21,666,000	16,682,820
7.75%, 5/15/27	12,803,000	9,858,310
7.00%, 12/1/28	28,825,000	21,042,250
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	53,737,436
6.00%, 10/1/12	9,875,000	10,265,299
7.375%, 11/1/29	35,089,000	38,594,847
Ford Motor Credit Co.(e)
7.375%, 2/1/11	273,833,000	245,219,094
7.25%, 10/25/11	220,905,000	191,338,854
General Electric Co.
5.00%, 2/1/13	34,994,000	35,439,229
GMAC, LLC
6.875%, 9/15/11	336,175,000	287,595,695
6.875%, 8/28/12	43,000,000	35,726,316
8.00%, 11/1/31	135,505,000	113,671,757
HCA, Inc.
8.75%, 9/1/10	54,920,000	55,400,550
7.875%, 2/1/11	54,800,000	53,430,000
6.95%, 5/1/12	141,385,000	131,488,050
6.25%, 2/15/13	39,655,000	34,698,125
6.75%, 7/15/13	29,463,000	26,222,070
5.75%, 3/15/14	28,700,000	23,821,000
6.50%, 2/15/16	19,690,000	16,638,050
Lafarge SA(c) (France)
6.50%, 7/15/16	57,640,000	57,240,810
Liberty Media Corp.
8.50%, 7/15/29	32,975,000	32,298,782
4.00%, 11/15/29 (exchangeable)	25,675,000	16,560,375
8.25%, 2/1/30	65,665,000	63,014,826
Lockheed Martin Corp.
7.65%, 5/1/16	15,025,000	17,237,191
6.15%, 9/1/36	14,154,000	14,544,069
Macy’s, Inc.
7.625%, 8/15/13	7,155,000	7,707,795
7.00%, 2/15/28	29,325,000	27,494,299
6.70%, 9/15/28	20,550,000	18,128,984
6.90%, 4/1/29	23,815,000	21,810,801
6.90%, 1/15/32	33,670,000	30,808,218
6.70%, 7/15/34	60,565,000	54,635,202
Nordstrom, Inc.
6.95%, 3/15/28	12,620,000	12,810,600
Sprint Nextel Corp.
6.00%, 12/1/16	7,205,000	6,900,899
Time Warner, Inc.
7.625%, 4/15/31	168,188,000	186,120,205
7.70%, 5/1/32	149,823,000	166,461,593

	PAR VALUE	VALUE
Wyeth
5.50%, 2/1/14	$110,715,000	$112,449,350
5.50%, 2/15/16	15,000,000	15,244,245
5.45%, 4/1/17	47,445,000	47,990,096
Xerox Corp.
9.75%, 1/15/09	17,375,000	18,164,016
7.125%, 6/15/10	77,900,000	81,614,584
6.875%, 8/15/11	52,625,000	55,052,539
6.40%, 3/15/16	33,994,000	34,785,482
7.20%, 4/1/16	17,996,000	19,280,285
6.75%, 2/1/17	46,241,000	48,197,919

		3,353,246,990
TRANSPORTATION: 3.3%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,883,000	7,518,798
4.875%, 1/15/15	7,835,000	7,493,989
7.57%, 1/2/21	22,292,592	24,668,640
8.251%, 1/15/21	7,003,425	8,126,985
5.72%, 1/15/24	31,277,410	31,362,419
5.629%, 4/1/24	44,294,810	44,159,006
5.342%, 4/1/24	10,423,041	10,224,611
5.996%, 4/1/24	54,625,000	55,687,511
CSX Corp.
9.75%, 6/15/20	10,272,000	13,261,871
6.251%, 1/15/23	22,896,000	23,349,598
FedEx Corp.
6.72%, 7/15/23	24,193,870	25,918,428
7.65%, 7/15/24	2,895,580	3,201,277
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	33,377,549
9.75%, 6/15/20	14,188,000	19,361,597
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	13,040,382
5.375%, 5/1/14	22,886,000	22,493,826
4.875%, 1/15/15	10,764,000	10,259,481
6.85%, 1/2/19	7,497,817	8,272,932
6.70%, 2/23/19	10,566,468	11,459,669
7.60%, 1/2/20	1,702,509	1,936,924
6.061%, 1/17/23	16,525,773	17,042,592
4.698%, 1/2/24	6,064,331	5,714,170
5.082%, 1/2/29	10,973,554	10,573,218
5.866%, 7/2/30	61,205,740	66,377,625
6.176%, 1/2/31	41,772,000	44,573,971

		519,457,069

		5,514,633,432

TOTAL FIXED INCOME SECURITIES (Cost $15,269,720,019)		$15,243,652,193

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENTS: 3.0%

	PAR VALUE	VALUE
COMMERCIAL PAPER: 1.5%
Cardinal Health, Inc.(b) 1/2/08	$30,000,000	$29,995,333
Royal Bank of Scotland Group PLC(c) (United Kingdom)
1/3/08	35,000,000	34,990,064
1/8/08	25,000,000	24,974,917
Time Warner, Inc.(b)
1/7/08	25,000,000	24,977,208
1/22/08	25,000,000	24,923,729
UBS Finance (Delaware) LLC(c) (Switzerland)
1/2/08	25,000,000	24,996,875
WellPoint, Inc.(b)
1/3/08	27,000,000	26,991,675
1/11/08	25,000,000	24,961,806
1/17/08	25,000,000	24,938,889

		241,750,496
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	15,678,126	15,678,126

REPURCHASE AGREEMENT: 1.4%
Fixed Income Clearing Corporation(d) 3.75%, 1/2/08, maturity value $228,908,679	228,861,000	228,861,000

TOTAL SHORT-TERM INVESTMENTS (Cost $486,289,622)		$486,289,622

TOTAL INVESTMENTS (Cost $15,756,009,641)	98.7%	$15,729,941,815

OTHER ASSETS LESS LIABILITIES	1.3%	202,448,018

NET ASSETS	100.0%	$15,932,389,833

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2007, all such securities in total represented $456,195,211 or 2.9% of total net assets.

(c)	Security issued by a foreign entity, denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Fannie Mae 2.50%-3.875%, 6/15/08-7/15/08 and Federal Home Loan Bank 5.25%, 6/25/08; total collateral value is $233,438,613.
(e)	Subsidiary (see Note below)

Note: Except as noted, investments are grouped by parent company. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007
ASSETS:
Investments, at value (cost $15,756,009,641)	$15,729,941,815
Receivable for paydowns on mortgage-backed securities	7,582,300
Receivable for Fund shares sold	56,328,922
Interest receivable	164,277,454
Prepaid expenses and other assets	67,969

15,958,198,460

LIABILITIES:
Payable for investments purchased	24,268
Payable for Fund shares redeemed	19,122,813
Management fees payable	5,401,740
Accrued expenses	1,259,806

25,808,627

NET ASSETS	$15,932,389,833

NET ASSETS CONSIST OF:
Paid in capital	$16,054,229,277
Undistributed net investment income	3,485,360
Accumulated undistributed net realized loss on investments	(99,256,978)
Net unrealized depreciation on investments	(26,067,826)

$15,932,389,833

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,273,406,077
Net asset value per share	$12.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2007
INVESTMENT INCOME:
Interest	$784,772,551
EXPENSES:
Management fees	57,111,928
Custody and fund accounting fees	260,802
Transfer agent fees	3,044,660
Professional services	163,094
Shareholder reports	1,357,440
Registration fees	460,046
Trustees’ fees	179,000
Miscellaneous	74,716

62,651,686

NET INVESTMENT INCOME	722,120,865

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain	23,365,130
Net change in unrealized appreciation/depreciation	(81,102,429)

Net realized and unrealized loss	(57,737,299)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$664,383,566

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
OPERATIONS:
Net investment income	$722,120,865	$503,896,761
Net realized gain (loss)	23,365,130	(3,533,509)
Net change in unrealized appreciation/depreciation	(81,102,429)	66,417,029

Net increase in net assets from operations	664,383,566	566,780,281

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(742,086,333)	(532,395,799)
Net realized gain	—	—

Total distributions	(742,086,333)	(532,395,799)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,536,074,931	4,115,697,531
Reinvestment of distributions	628,066,510	453,075,083
Cost of shares redeemed	(3,125,765,674)	(2,241,206,234)

Net increase from Fund share transactions	4,038,375,767	2,327,566,380

Total increase in net assets	3,960,673,000	2,361,950,862

NET ASSETS:
Beginning of year	11,971,716,833	9,609,765,971

End of year (including undistributed net investment income of $3,485,360 and $6,896,144, respectively)	$15,932,389,833	$11,971,716,833

SHARE INFORMATION:
Shares sold	519,177,084	328,751,052
Distributions reinvested	50,291,905	36,459,332
Shares redeemed	(248,523,160)	(179,356,904)

Net increase in shares outstanding	320,945,829	185,853,480

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1—ORGANIZATION AND SIGNIFICANT
ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100

DODGE & COX INCOME FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS

million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 3—INCOME TAX INFORMATION AND
DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At December 31, 2007, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the years ended December 31, 2007 and 2006 were characterized as follows for federal income tax purposes:

	2007	2006
Ordinary income	$742,086,333	$532,395,799
	($0.635 per share)	($0.616 per share)

Long-term capital gain	—	—

At December 31, 2007, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$192,283,135
Unrealized depreciation	(218,350,961)

Net unrealized depreciation	(26,067,826)
Undistributed ordinary income	3,485,360
Capital loss carryforward†	(99,256,978)
†

Represents accumulated capital loss which may be carried forward to offset future capital gains. During 2007, the Fund utilized $6,810,445 of this carryforward. The remaining carryforward expires as follows:

Expiring in 2011	$7,283,144
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767

$99,256,978

NOTE 4—PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2007, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,922,654,178 and $626,472,752, respectively. For the year ended December 31, 2007, purchases and sales of U.S. government securities aggregated $4,861,475,280 and $3,390,971,926, respectively.

NOTE 5—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At December 31, 2007, Fin 48 was applied to the period from January 1, 2004 through December 31, 2007, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

In September 2006, FASB issued “Statement of Financial Accounting Standards No. 157, Fair Value Measurements” (SFAS 157). SFAS 157 is effective for the Fund beginning January 1, 2008. It defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures; however, it is not expected to have a material impact on the Fund’s net assets or results of operations.

PAGE 13 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (for a share outstanding throughout each year)	Year Ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of year	$12.57	$12.54	$12.84	$12.92	$12.77
Income from investment operations:
Net investment income	0.63	0.61	0.55	0.54	0.60
Net realized and unrealized gain (loss)	(0.05)	0.04	(0.30)	(0.08)	0.15

Total from investment operations	0.58	0.65	0.25	0.46	0.75

Distributions to shareholders from:
Net investment income	(0.64)	(0.62)	(0.55)	(0.54)	(0.60)
Net realized gain	—	—	—	—	—

Total distributions	(0.64)	(0.62)	(0.55)	(0.54)	(0.60)

Net asset value, end of year	$12.51	$12.57	$12.54	$12.84	$12.92

Total return	4.68%	5.30%	1.98%	3.64%	5.97%
Ratios/supplemental data:
Net assets, end of year (millions)	$15,932	$11,972	$9,610	$7,870	$5,697
Ratios of expenses to average net assets	0.44%	0.44%	0.44%	0.44%	0.45%
Ratios of net investment income to average net assets	5.07%	4.77%	3.99%	3.61%	3.93%
Portfolio turnover rate	27%	30%	24%	30%	41%

See accompanying Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dodge & Cox Income Fund (the “Fund”, one of the series constituting Dodge & Cox Funds) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

DODGE & COX INCOME FUND ▪ PAGE 14

BOARD APPROVAL OF FUNDS’
INVESTMENT MANAGEMENT

AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 19, 2007, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2008. During the course of the year, the Board received a wide variety of materials relating to the services provided by Dodge & Cox and the performance of the Funds.

INFORMATION RECEIVED

In advance of the meeting, the Board, including each of the Independent Trustees, requested, received and reviewed materials relating to the Agreements. The Independent Trustees retained Morningstar® to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Morningstar®. The Morningstar® materials included information regarding advisory fee rates, expense ratios, and transfer agency, custodial and distribution expenses, as well as performance comparisons to an appropriate index or combination of indices. The materials reviewed by the Board also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates and sales and redemption data for the Funds, including “soft dollar” payments made for research benefiting the Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the Funds which were reviewed included compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the Funds’ investment policies and restrictions and the Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the Funds’ Prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

The Board received copies of the Agreements and a memorandum from the Independent Legal Counsel to the Independent Trustees, discussing the factors generally regarded as appropriate to consider in evaluating advisory arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with the Independent Legal Counsel on December 3, 2007 and again on December 19, 2007 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board, which was advised by Independent Legal Counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT
OF THE SERVICES

The Board considered that Dodge & Cox provides a wide range of services to the Funds in addition to portfolio management and that the quality of these services has been excellent in all respects. The extensive nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by Dodge & Cox, including: Dodge & Cox’s established long-term history of care and

PAGE 15 ▪ DODGE & COX INCOME FUND

conscientiousness in the management of the Funds; demonstrated consistency in investment approach and depth, background and experience of the Dodge & Cox Investment Policy Committee, International Investment Policy Committee, Fixed Income Investment Policy Committee and research analysts responsible for managing the Funds; Dodge & Cox’s organizational structure; Dodge & Cox’s performance in the areas of compliance, administration and shareholder communication and services, supervision of Fund operations and general oversight of other service providers; favorable peer group comparisons of expense ratios, management fee comparisons, expenses (e.g., transfer agent, custody and other fees and expenses) and asset comparisons and performance and risk summaries prepared independently by Morningstar® and favorable fiduciary grade and “Star” rankings by Morningstar®. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services provided to the Funds by Dodge & Cox.

INVESTMENT PERFORMANCE

The Board considered short-term and long-term investment performance for each Fund (including periods of outperformance or underperformance) as compared to both relevant indices and the performance of such Fund’s peer group. In light of recent market volatility, the Board also reviewed recent performance in the context of long-term investment goals. The performance information prepared by Morningstar® and Dodge & Cox demonstrated consistently favorable performance over the long term in keeping with the stated goals in the Prospectus. The Board considered that the performance of the Funds is the result of a team-oriented investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted that the investment performance delivered by Dodge & Cox to the Funds appeared to be consistent with the performance delivered for other (non-fund) clients of Dodge & Cox. The Board concluded that Dodge & Cox delivers favorable performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.

COSTS AND ANCILLARY BENEFITS

Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rates and expense ratios relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other (non-fund) clients. The Board evaluated the operating structures of the Funds and Dodge & Cox, including the following: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all third party research and distribution-related costs as well as reimbursements to third-party retirement plan administrators; the Funds receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee; and the fact that the Funds have relatively low transaction costs and portfolio turnover rates. The Board noted that the Funds are substantially below peer group averages in expense ratios and management fee rates and that many media and industry reports specifically comment on the low expense ratios of Dodge & Cox, which along with excellent performance, has been a defining characteristic of Dodge & Cox for many years. The Board also noted that the range of services under the Agreements is much more extensive than under Dodge & Cox’s separate advisory (non-fund) client agreements and that many of the separate accounts were opened decades ago when fees were lower, and considered that, when coupled with the greater risks and regulatory burdens associated with the high profile mutual fund business, there is reasonable justification for differences in fee rates charged between the two lines of business. The Board concluded that costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of Dodge & Cox and the low overall expense ratios of the Funds.

DODGE & COX INCOME FUND ▪ PAGE 16

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and they considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the favorable services provided. The Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that revenues reflect the continued success of the Funds and that such revenues are not generated by fees that are high compared to its peers. They noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Funds. The Board also noted the extent of additional administrative services performed by Dodge & Cox for the Funds, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Funds (including risks in the compliance, securities valuation and investment management processes) are continuing to increase. The Board concluded that the profitability of Dodge & Cox’s relationship with the Funds (including fall-out benefits) was fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee structure and the considerable efficiencies of the Funds’ organization and fee structure that has been realized by shareholders at the outset of their investment (i.e., from the first dollar). Shareholders also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process (e.g., low portfolio turnover) and the avoidance of distribution and marketing structures whose costs would ultimately be borne by shareholders of the Funds. The Board noted that Dodge & Cox’s internal costs of providing investment management, administrative and compliance services to the Funds are continuing to increase. Thus, the Funds provide access by small investors to top-rank investment management at a relatively low cost. The Board’s decision to renew the Agreements was made after consideration of economies of scale and review of comparable fund expense ratios and historical expense ratio patterns for the Funds. Their review also included consideration of the desirability of adding breakpoints to the Funds’ fee schedules. The Board concluded that the current Dodge & Cox fee structure is fair and reasonable and adequately reflects economies of scale.

CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of Independent Legal Counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services has provided substantial value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.

PAGE 17 ▪ DODGE & COX INCOME FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INCOME FUND ▪ PAGE 18

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Fixed Income Investment Policy Committee (FIIPC) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (55)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC and IIPC	—
David H. Longhurst (50)	Treasurer (Officer since 2006)	Fund Administration and Accounting Senior Manager of Dodge & Cox (since 2004); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (67)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 19 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

A code of ethics applicable to the registrant’s principal executive officer and principal financial officer, as defined in Item 2 of Form N-CSR, has been adopted by the registrant and was in effect during the entire period covered by this report. A copy of the code of ethics as of January 1, 2008 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William F. Ausfahl and L. Dale Crandall, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent,” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2007 and December 31, 2006 for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$191,720	$179,550
Audit-Related Fees	22,400	19,030
Tax Fees	66,380	66,450
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures related to the registrant’s semi-annual financial statements and internal controls. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e) (1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and controls. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $450,000 and $428,000, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

1. The shareholder must submit any such recommendation in writing to the registrant to the attention of the Secretary at the address of the principal executive offices of the registrant. The shareholder’s recommendation is then considered by the registrant’s Nominating Committee.

2. The shareholder recommendation must include:

(i) A statement in writing setting forth (a) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (b) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and, if not an “interested person,” information regarding the candidate that will be sufficient for the registrant to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) The written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) The recommending shareholder’s name as it appears on the registrant’s books and the number of all shares of the registrant owned beneficially and of record by the recommending shareholder (as evidenced to the Nominating Committee’s satisfaction by a recent brokerage or account statement); and

(iv) A description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant‘s principal executive officer and principal financial officer are aware of no changes in the registrant‘s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) The registrant‘s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn
Chairman - Principal Executive Officer

Date	February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn
Chairman - Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	February 21, 2008